Validus Holdings, Ltd.
Investor Financial Supplement – Second Quarter 2017
July 27, 2017

29 Richmond Road
Pembroke, HM 08 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusholdings.com
Mailing address: Suite 1790 48 Par-la-Ville Road
Hamilton, HM 11 Bermuda

Validus Holdings, Ltd.
Explanatory Notes

Basis of Presentation

•
All financial information contained herein is unaudited however, certain information relating to the years ended December 31, 2016 and 2015 is derived from or agrees to audited financial information. Unless otherwise noted, dollar amounts are in thousands of U.S. dollars, except for share and per share amounts and ratio information. Certain amounts in prior periods have been reclassified to conform to current period presentation.

•
On May 1, 2017, the Company acquired all of the outstanding capital stock of Crop Risk Services ("CRS"), a primary crop insurance managing general agent ("MGA"). For segmental reporting purposes, the results of CRS have been included in the results of the Western World segment as of the date of acquisition. Transaction expenses incurred in relation to the acquisition of CRS are primarily comprised of legal, financial advisory and audit related services.

•
On June 1, 2017, the Company redeemed its investment in one of the lower risk AlphaCat ILS funds. As a result, the Company was no longer deemed to be the primary beneficiary and therefore this fund was deconsolidated effective June 1, 2017.

Non-GAAP Financial Measures

•
In presenting the Company’s results, management has included and discussed certain non-GAAP financial measures. The Company believes that these non-GAAP measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

•
In addition to presenting book value per common share determined in accordance with U.S. GAAP, the Company believes that the following non-GAAP book value financial measures are key financial indicators for evaluating performance and measuring overall growth: book value per diluted common share, book value per diluted common share plus accumulated dividends and tangible book value per diluted common share. A reconciliation of book value per common share, a GAAP financial measure, to the non-GAAP book value financial measures has been included on page 6.

•
In addition to presenting net income available to Validus common shareholders determined in accordance with U.S. GAAP, the Company believes that showing net operating income available to Validus common shareholders, a non-GAAP financial measure, provides investors with a valuable measure of profitability and enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results in a manner similar to how management analyzes the Company’s underlying business performance.

•
Net operating income available to Validus common shareholders, a non-GAAP financial measure, is calculated by the addition or subtraction of certain Consolidated Statement of Income line items from net income available to Validus common shareholders, the most directly comparable GAAP financial measure, and measures the performance of the Company’s operations without the influence of gains or losses on investments and foreign currencies and other items as noted in the reconciliation on page 25. The Company excludes these items from its calculation of net operating income available to Validus common shareholders because the amount of these gains and losses is heavily influenced by, and fluctuates in part, according to availability of investment market opportunities and other factors. The Company believes these amounts are largely independent of its core underwriting activities and including them distorts the analysis of trends in its operations. The Company believes the reporting of net operating income available to Validus common shareholders enhances the understanding of results by highlighting the underlying profitability of the Company’s core (re)insurance operations. This profitability is influenced significantly by earned premium growth, adequacy of the Company’s pricing, as well as loss frequency and severity. Over time it is also influenced by the Company’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses.

•
Return on average equity, a GAAP financial measure, and net operating return on average equity, a non-GAAP financial measure, represents the returns generated on common shareholders’ equity during the year and are presented on page 25.

•
The Company also considers underwriting income to be a measure of profitability that takes into account net premiums earned and other insurance related income as revenue and losses and loss expenses, acquisition costs and underwriting related general and administrative and share compensation expenses as expenses. Underwriting income is the difference between revenues and expense items. A reconciliation of underwriting income to net income available to Validus common shareholders, the most comparable U.S. GAAP financial measure, is presented on page 9.

Validus Holdings, Ltd.
Consolidated Financial Highlights
(Expressed in thousands of U.S. Dollars, except share and per share information

		Three Months Ended					Six Months Ended
		June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Highlights	Net income available to Validus common shareholders	$101,095	$94,561	$7,767	$89,844	$94,963	$195,656	$261,773
	Net operating income available to Validus common shareholders (a)	88,466	76,834	58,460	83,040	57,880	165,300	179,385
	Gross premiums written	792,902	1,190,857	339,454	372,418	764,042	1,983,759	1,936,833
	Net premiums earned	631,027	575,376	540,399	563,775	573,723	1,206,403	1,144,991
	Total assets	13,951,146	12,137,121	11,349,755	11,486,153	11,818,244	13,951,146	11,818,244
	Total shareholders' equity available to Validus common shareholders	3,811,431	3,761,876	3,688,291	3,717,620	3,716,256	3,811,431	3,716,256

Per share data	Earnings per basic common share
	Net income available to Validus common shareholders	$1.28	$1.19	$0.10	$1.12	$1.16	$2.47	$3.18
	Net operating income available to Validus common shareholders (a)	1.12	0.97	0.74	1.04	0.71	2.09	2.18

	Earnings per diluted common share
	Net income available to Validus common shareholders	$1.25	$1.17	$0.10	$1.11	$1.14	$2.42	$3.12
	Net operating income available to Validus common shareholders (a)	1.09	0.95	0.73	1.02	0.69	2.04	2.14

	Book value per common share	$47.93	$47.54	$46.61	$46.80	$46.01	$47.93	$46.01
	Book value per diluted common share (a)	$46.45	$45.88	$44.97	$45.16	$44.41	$46.45	$44.41
	Growth in book value per diluted common share inclusive of dividends (a)	2.1%	2.9%	0.4%	2.5%	1.7%	5.0%	6.6%

	Book value per diluted common share plus accumulated dividends (a)	$58.77	$57.82	$56.53	$56.37	$55.27	$58.77	$55.27

Financial ratios	Losses and loss expense ratio	46.9%	46.9%	50.9%	45.8%	53.5%	46.9%	46.4%

	Policy acquisition cost ratio	18.6%	19.4%	22.4%	20.1%	18.8%	19.0%	18.8%
	General and administration expense ratio (b)	17.0%	16.9%	16.3%	16.5%	17.6%	17.0%	17.3%
	Expense ratio	35.6%	36.3%	38.7%	36.6%	36.4%	36.0%	36.1%
	Combined ratio	82.5%	83.2%	89.6%	82.4%	89.9%	82.9%	82.5%

	Annualized return on average equity	10.7%	10.2%	0.8%	9.7%	10.2%	10.4%	14.2%
	Annualized net operating return on average equity (a)	9.3%	8.3%	6.3%	8.9%	6.2%	8.8%	9.7%
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

(b)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Summary Consolidated Balance Sheets
(Expressed in thousands of U.S. Dollars, except share and per share information)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Fixed maturity investments trading, at fair value	$5,418,643	$5,365,216	$5,543,030	$5,576,341	$5,551,586	$5,481,304	$5,510,331	$5,596,403	$5,471,804
Short-term investments trading, at fair value	2,871,353	2,785,226	2,796,170	2,481,406	2,369,654	2,108,199	1,941,635	1,731,443	1,600,207
Other investments, at fair value	448,618	443,004	405,712	394,695	359,526	344,151	336,856	334,667	331,458
Investments in investment affiliates, equity method	103,377	94,697	100,431	99,731	99,278	84,135	87,673	88,134	89,681
Cash and cash equivalents	800,405	623,937	419,976	443,992	568,798	569,774	723,109	412,474	439,092
Restricted cash	195,039	92,547	70,956	113,048	96,022	108,395	73,270	74,002	140,019
Total investments and cash	9,837,435	9,404,627	9,336,275	9,109,213	9,044,864	8,695,958	8,672,874	8,237,123	8,072,261
Investments in operating affiliate, equity method	—	—	—	—	—	369	392	48,703	56,666
Premiums receivable	1,940,637	1,214,745	725,390	939,127	1,372,000	1,176,684	658,682	1,060,923	1,273,387
Deferred acquisition costs	302,857	292,180	209,227	249,922	283,213	262,675	181,002	224,982	253,042
Prepaid reinsurance premiums	335,837	199,046	77,996	119,805	145,567	181,255	77,992	126,278	162,251
Securities lending collateral	2,514	10,386	9,779	10,629	10,224	9,721	4,863	6,461	7,021
Loss reserves recoverable	600,207	451,856	430,421	444,609	442,987	370,689	350,586	385,212	376,665
Paid losses recoverable	35,675	37,837	35,247	36,069	27,648	25,001	23,071	21,681	40,198
Income taxes recoverable	4,763	6,757	4,870	6,879	8,526	7,146	16,228	15,870	13,787
Deferred tax asset	52,655	45,995	43,529	26,015	23,745	27,771	21,661	22,352	23,079
Receivable for investments sold	20,519	9,302	3,901	21,854	13,736	16,278	39,766	15,055	29,131
Intangible assets	175,518	114,176	115,592	117,010	118,426	119,842	121,258	122,676	124,092
Goodwill	227,701	196,758	196,758	196,758	196,758	196,758	196,758	196,758	196,758
Accrued investment income	26,968	25,962	26,488	24,906	24,925	22,298	23,897	23,755	23,894
Other assets	387,860	127,494	134,282	183,357	105,625	92,076	126,782	93,181	105,182
Total assets	$13,951,146	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812	$10,601,010	$10,757,414
Liabilities
Reserve for losses and loss expenses	$3,305,191	$3,052,745	$2,995,195	$3,035,987	$3,122,717	$2,980,300	$2,996,567	$3,172,285	$3,192,663
Unearned premiums	1,970,896	1,612,474	1,076,049	1,359,438	1,621,563	1,503,161	966,210	1,281,319	1,518,603
Reinsurance balances payable	461,261	118,119	54,781	76,429	92,488	96,685	75,380	89,954	94,795
Securities lending payable	2,980	10,852	10,245	11,095	10,690	10,187	5,329	6,927	7,487
Deferred tax liability	4,012	3,818	3,331	3,278	3,552	3,618	3,847	8,921	8,063
Payable for investments purchased	92,077	38,486	29,447	49,435	52,718	76,116	77,475	118,164	105,871
Accounts payable and accrued expenses	385,958	171,134	587,648	144,086	149,593	136,712	627,331	159,440	200,469
Notes payable to AlphaCat investors	1,066,159	446,576	278,202	372,730	370,982	323,510	75,493	75,607	—
Senior notes payable	245,463	245,412	245,362	245,311	245,261	245,211	245,161	245,111	245,061
Debentures payable	538,400	537,402	537,226	538,168	537,987	538,335	537,668	538,054	538,032
Total liabilities	8,072,397	6,237,018	5,817,486	5,835,957	6,207,551	5,913,835	5,610,461	5,695,782	5,911,044
Redeemable noncontrolling interests	1,251,660	1,657,630	1,528,001	1,559,580	1,532,283	1,409,037	1,111,714	1,101,147	1,035,511
Shareholders' equity
Preferred shares	$400,000	$150,000	$150,000	$150,000	$150,000	$—	$—	$—	$—
Common shares	28,339	28,225	28,224	28,223	28,219	28,102	28,100	27,726	27,716
Treasury shares	(14,423)	(14,376)	(14,376)	(14,320)	(14,084)	(13,830)	(13,592)	(13,376)	(13,140)
Additional paid-in capital	807,321	830,346	821,023	827,256	883,701	954,485	1,002,980	1,048,917	1,097,527
Accumulated other comprehensive (loss)	(19,924)	(22,453)	(23,216)	(21,092)	(18,182)	(15,438)	(12,569)	(10,869)	(9,066)
Retained earnings	3,010,118	2,940,134	2,876,636	2,897,553	2,836,602	2,771,107	2,634,056	2,592,567	2,554,299
Total shareholders' equity available to Validus	4,211,431	3,911,876	3,838,291	3,867,620	3,866,256	3,724,426	3,638,975	3,644,965	3,657,336
Noncontrolling interests	415,658	330,597	165,977	222,996	212,154	157,223	154,662	159,116	153,523
Total shareholders' equity	4,627,089	4,242,473	4,004,268	4,090,616	4,078,410	3,881,649	3,793,637	3,804,081	3,810,859
Total liabilities, noncontrolling interests and shareholders' equity	$13,951,146	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812	$10,601,010	$10,757,414

Book value per common share	$47.93	$47.54	$46.61	$46.80	$46.01	$45.67	$43.90	$44.45	$43.91
Book value per diluted common share	$46.45	$45.88	$44.97	$45.16	$44.41	$44.00	$42.33	$41.89	$41.44
Book value per diluted common share plus accumulated dividends	$58.77	$57.82	$56.53	$56.37	$55.27	$54.51	$52.49	$51.73	$50.96

Validus Holdings, Ltd.
Computation of Book Value per Common Share, Book Value per Diluted Common Share and Tangible Book Value per Diluted Common Share
(Expressed in thousands of U.S. Dollars, except share and per share information)

	June 30, 2017			December 31, 2016
	Equity Amount	Common Shares	Per Share Amount (a)	Equity Amount	Common Shares	Per Share Amount (a)
Book value per common share (b)	$3,811,431	79,518,581	$47.93	$3,688,291	79,132,252	$46.61
Non-GAAP Adjustments:
Assumed exercise of outstanding stock options (c)(d)	614	26,136		614	26,136
Unvested restricted shares	—	2,530,559		—	2,868,610
Book value per diluted common share (e)	3,812,045	82,075,276	$46.45	3,688,905	82,026,998	$44.97
Goodwill	(227,701)	—		(196,758)	—
Intangible assets	(175,518)	—		(115,592)	—
Tangible book value per diluted common share (e)	$3,408,826	82,075,276	$41.53	$3,376,555	82,026,998	$41.16

Book value per diluted common share (e)			$46.45			$44.97
Accumulated dividends			12.32			11.56
Book value per diluted common share plus accumulated dividends (e)			$58.77			$56.53
Notes:

(a)	Per share amounts are calculated by dividing the equity amount by the common shares.

(b)	The equity amount used in the calculation of book value per common share represents total shareholders' equity available to Validus excluding the liquidation value of the preferred shares.

(c)	Using the "as-if-converted" method, assuming all proceeds received upon exercise of stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.

(d)	At June 30, 2017, the weighted average exercise price for those stock options that had an exercise price lower than book value per share was $23.48 (December 31, 2016: $23.48).

(e)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Consolidated Statements of Cash Flows
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Cash flows provided by (used in) operating activities
Net Income	$146,948	$139,336	$37,170	$129,535	$116,156	$286,284	$320,497
Adjustments to reconcile net income to cash provided by (used in) operating activities:
Share compensation expenses	11,146	9,491	10,442	10,501	10,727	20,637	21,964
Loss on deconsolidation of AlphaCat ILS fund	402	—	—	—	—	402	—
Amortization of discount on senior notes	27	27	27	27	27	54	54
(Income) loss from investment and operating affiliates	(9,466)	(5,188)	(2,166)	(453)	589	(14,654)	4,725
Net realized and change in net unrealized (gains) losses on investments	(18,595)	(12,184)	58,240	(9,856)	(34,152)	(30,779)	(81,012)
Amortization of intangible assets	2,578	1,416	1,418	1,416	1,416	3,994	2,832
Foreign exchange (gains) losses included in net income	(4,748)	(4,938)	7,628	1,704	168	(9,686)	(6,289)
Amortization of premium on fixed maturities	3,476	3,536	4,580	4,671	4,172	7,012	8,710
Change in operational balance sheet items, net	(96,882)	(113,697)	38,268	47,608	4,386	(210,579)	(202,038)
Net cash provided by (used in) operating activities	$34,886	$17,799	$155,607	$185,153	$103,489	$52,685	$69,443
Cash flows provided by investing activities
(Purchases) sales of investments	$(92,623)	$167,286	$(366,894)	$(182,871)	$(343,486)	$74,663	$(424,954)
Decrease (increase) in securities lending collateral	7,872	(607)	850	(405)	(503)	7,265	(5,361)
Distributions (contributions) in investment & operating affiliates, net	786	10,922	1,466	(2)	(15,361)	11,708	(15,936)
(Increase) decrease in restricted cash	(102,492)	(21,591)	42,092	(17,026)	12,373	(124,083)	(22,752)
Purchase of subsidiary, net of cash acquired	(183,923)	—	—	—	—	(183,923)	—
Net cash (used in) provided by investing activities	$(370,380)	$156,010	$(322,486)	$(200,304)	$(346,977)	$(214,370)	$(469,003)
Cash flows provided by (used in) financing activities
Net proceeds on issuance of notes payable to AlphaCat investors	$196,597	$73,048	$(202)	$1,779	$47,348	$269,645	$294,748
Net proceeds on issuance of preferred shares	241,686	—	—	—	144,852	241,686	144,852
Issuance of common shares, net	(11,794)	(167)	(70)	(246)	(7,785)	(11,961)	(7,385)
Purchases of common shares under share repurchase program	(13,996)	—	(16,660)	(66,932)	(68,715)	(13,996)	(129,083)
Dividends paid on common and preferred shares	(35,397)	(32,295)	(29,927)	(30,192)	(31,324)	(67,692)	(59,961)
(Decrease) increase in securities lending payable	(7,872)	607	(850)	405	503	(7,265)	5,361
Third party investment (redemption) in redeemable noncontrolling interest, net	95,462	35,403	11,499	(5,784)	112,500	130,865	370,450
Third party investment in noncontrolling interest, net	69,966	92,210	—	—	50,968	162,176	44,571
Third party subscriptions (deployed) received in AlphaCat Funds and Sidecars	(27,500)	(144,452)	187,452	(1,400)	700	(171,952)	(411,336)
Net cash provided by (used in) financing activities	$507,152	$24,354	$151,242	$(102,370)	$249,047	$531,506	$252,217
Effect of foreign currency rate changes on cash and cash equivalents	4,810	5,798	(8,379)	(7,285)	(6,535)	10,608	(6,968)
Net increase (decrease) in cash and cash equivalents	176,468	203,961	(24,016)	(124,806)	(976)	380,429	(154,311)
Cash and cash equivalents - beginning of period	623,937	419,976	443,992	568,798	569,774	419,976	723,109
Cash and cash equivalents - end of period	$800,405	$623,937	$419,976	$443,992	$568,798	$800,405	$568,798

Taxes paid during the period	$552	$16	$120	$2,077	$1,720	$568	$3,837
Interest paid during the period	$8,113	$19,073	$8,566	$18,520	$8,249	$27,186	$27,552
Losses paid during the period	$236,023	$245,787	$277,422	$345,246	$222,657	$481,810	$491,734

Validus Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Revenues
Gross premiums written	$792,902	$1,190,857	$339,454	$372,418	$764,042	$1,983,759	$1,936,833
Reinsurance premiums ceded	(56,222)	(200,106)	(40,635)	(45,006)	(36,229)	(256,328)	(204,064)
Net premiums written	736,680	990,751	298,819	327,412	727,813	1,727,431	1,732,769
Change in unearned premiums	(105,653)	(415,375)	241,580	236,363	(154,090)	(521,028)	(587,778)
Net premiums earned	631,027	575,376	540,399	563,775	573,723	1,206,403	1,144,991
Net investment income	44,241	40,214	38,153	43,514	39,257	84,455	68,718
Net realized gains (losses) on investments	2,274	(1,164)	9,220	4,397	2,724	1,110	2,140
Change in net unrealized gains (losses) on investments	16,321	13,348	(67,460)	5,459	31,428	29,669	78,872
Income (loss) from investment affiliates	9,466	5,188	2,166	453	(589)	14,654	(4,702)
Other insurance related income and other income (loss)	1,339	1,330	568	(610)	824	2,669	2,237
Foreign exchange (losses) gains	(7,329)	1,569	(901)	(766)	6,286	(5,760)	12,531
Total revenues	697,339	635,861	522,145	616,222	653,653	1,333,200	1,304,787
Expenses
Losses and loss expenses	296,149	269,585	275,126	258,394	307,130	565,734	531,577
Policy acquisition costs	117,268	111,628	120,889	113,434	107,966	228,896	215,159
General and administrative expenses	96,349	87,924	77,955	82,443	89,688	184,273	175,896
Share compensation expenses	11,146	9,491	10,442	10,501	10,727	20,637	21,964
Finance expenses	14,209	13,943	14,630	14,521	14,166	28,152	29,369
Transaction expenses	4,427	—	—	—	—	4,427	—
Total expenses	539,548	492,571	499,042	479,293	529,677	1,032,119	973,965
Income before taxes, loss from operating affiliate and (income) attributable to AlphaCat investors	157,791	143,290	23,103	136,929	123,976	301,081	330,822
Tax benefit (expense)	987	3,549	21,147	(1,830)	(1,706)	4,536	412
Loss from operating affiliate	—	—	—	—	—	—	(23)
(Income) attributable to AlphaCat investors	(11,830)	(7,503)	(7,080)	(5,564)	(6,114)	(19,333)	(10,714)
Net income	146,948	139,336	37,170	129,535	116,156	286,284	320,497
Net (income) attributable to noncontrolling interests	(43,650)	(42,572)	(27,200)	(37,439)	(21,193)	(86,222)	(58,724)
Net income available to Validus	103,298	96,764	9,970	92,096	94,963	200,062	261,773
Dividends on preferred shares	(2,203)	(2,203)	(2,203)	(2,252)	—	(4,406)	—
Net income available to Validus common shareholders	$101,095	$94,561	$7,767	$89,844	$94,963	$195,656	$261,773

Comprehensive income
Net income	$146,948	$139,336	$37,170	$129,535	$116,156	$286,284	$320,497
Other comprehensive income (loss)
Change in foreign currency translation adjustments	1,489	597	(3,755)	(1,370)	(3,287)	2,086	(5,315)
Change in minimum pension liability, net of tax	1,184	68	221	(1,101)	479	1,252	396
Change in fair value of cash flow hedge	(144)	98	1,410	(439)	64	(46)	(694)
Other comprehensive income (loss)	$2,529	$763	$(2,124)	$(2,910)	$(2,744)	$3,292	$(5,613)
Comprehensive (income) attributable to noncontrolling interests	(43,650)	(42,572)	(27,200)	(37,439)	(21,193)	(86,222)	(58,724)
Comprehensive income available to Validus	$105,827	$97,527	$7,846	$89,186	$92,219	$203,354	$256,160

Earnings per share
Weighted average number of common shares and common share equivalents outstanding
Basic	79,270,561	79,133,671	79,261,409	80,134,394	81,950,833	79,202,116	82,386,047
Diluted	80,872,451	80,739,142	80,621,967	81,244,556	83,373,003	80,861,998	83,785,659

Basic earnings per share available to Validus common shareholders	$1.28	$1.19	$0.10	$1.12	$1.16	$2.47	$3.18
Earnings per diluted share available to Validus common shareholders	$1.25	$1.17	$0.10	$1.11	$1.14	$2.42	$3.12

Cash dividends declared per common share	$0.38	$0.38	$0.35	$0.35	$0.35	$0.76	$0.70

Validus Holdings, Ltd.
Consolidated Statements of Operations - Underwriting Income Format
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Underwriting revenues
Gross premiums written	$792,902	$1,190,857	$339,454	$372,418	$764,042	$1,983,759	$1,936,833
Reinsurance premiums ceded	(56,222)	(200,106)	(40,635)	(45,006)	(36,229)	(256,328)	(204,064)
Net premiums written	736,680	990,751	298,819	327,412	727,813	1,727,431	1,732,769
Change in unearned premiums	(105,653)	(415,375)	241,580	236,363	(154,090)	(521,028)	(587,778)
Net premiums earned	631,027	575,376	540,399	563,775	573,723	1,206,403	1,144,991
Other insurance related income	1,165	1,236	561	919	745	2,401	1,481
Total underwriting revenues	632,192	576,612	540,960	564,694	574,468	1,208,804	1,146,472
Underwriting deductions
Losses and loss expenses	296,149	269,585	275,126	258,394	307,130	565,734	531,577
Policy acquisition costs	117,268	111,628	120,889	113,434	107,966	228,896	215,159
General and administrative expenses	96,349	87,924	77,955	82,443	89,688	184,273	175,896
Share compensation expenses	11,146	9,491	10,442	10,501	10,727	20,637	21,964
Total underwriting deductions	520,912	478,628	484,412	464,772	515,511	999,540	944,596
Underwriting income (a)	$111,280	$97,984	$56,548	$99,922	$58,957	$209,264	$201,876
Net investment income	44,241	40,214	38,153	43,514	39,257	84,455	68,718
Finance expenses	(14,209)	(13,943)	(14,630)	(14,521)	(14,166)	(28,152)	(29,369)
Dividends on preferred shares	(2,203)	(2,203)	(2,203)	(2,252)	—	(4,406)	—
Tax benefit (expense)	2,735	4,129	15,284	(1,387)	1,274	6,864	7,519
Loss from operating affiliate	—	—	—	—	—	—	(23)
(Income) attributable to AlphaCat investors	(11,830)	(7,503)	(7,080)	(5,564)	(6,114)	(19,333)	(10,714)
Net operating (income) attributable to noncontrolling interests	(41,548)	(41,844)	(27,612)	(36,672)	(21,328)	(83,392)	(58,622)
Net operating income available to Validus common shareholders (a)	$88,466	$76,834	$58,460	$83,040	$57,880	$165,300	$179,385
Net realized gains (losses) on investments	2,274	(1,164)	9,220	4,397	2,724	1,110	2,140
Change in net unrealized gains (losses) on investments	16,321	13,348	(67,460)	5,459	31,428	29,669	78,872
Income (loss) from investment affiliates	9,466	5,188	2,166	453	(589)	14,654	(4,702)
Foreign exchange (losses) gains	(7,329)	1,569	(901)	(766)	6,286	(5,760)	12,531
Other income (loss)	174	94	7	(1,529)	79	268	756
Transaction expenses	(4,427)	—	—	—	—	(4,427)	—
Net (income) loss attributable to noncontrolling interests	(2,102)	(728)	412	(767)	135	(2,830)	(102)
Tax (expense) benefit	(1,748)	(580)	5,863	(443)	(2,980)	(2,328)	(7,107)
Net income available to Validus common shareholders	$101,095	$94,561	$7,767	$89,844	$94,963	$195,656	$261,773

Selected ratios:
Ratio of net to gross premiums written	92.9%	83.2%	88.0%	87.9%	95.3%	87.1%	89.5%

Losses and loss expense ratio	46.9%	46.9%	50.9%	45.8%	53.5%	46.9%	46.4%

Policy acquisition cost ratio	18.6%	19.4%	22.4%	20.1%	18.8%	19.0%	18.8%
General and administrative expense ratio (b)	17.0%	16.9%	16.3%	16.5%	17.6%	17.0%	17.3%
Expense ratio	35.6%	36.3%	38.7%	36.6%	36.4%	36.0%	36.1%
Combined ratio	82.5%	83.2%	89.6%	82.4%	89.9%	82.9%	82.5%
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

(b)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Computation of Earnings per Share
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended (a)
	June 30, 2017			June 30, 2016
	Net Income	Net Operating Income	Comprehensive Income	Net Income	Net Operating Income	Comprehensive Income
Basic earnings per share (b)
Income available to Validus common shareholders	$101,095	$88,466	$105,827	$94,963	$57,880	$92,219
Weighted average number of common shares outstanding	79,270,561	79,270,561	79,270,561	81,950,833	81,950,833	81,950,833
Basic earnings per share available to Validus common shareholders	$1.28	$1.12	$1.34	$1.16	$0.71	$1.13

Earnings per diluted share (c)
Income available to Validus common shareholders	$101,095	$88,466	$105,827	$94,963	$57,880	$92,219

Weighted average number of common shares outstanding	79,270,561	79,270,561	79,270,561	81,950,833	81,950,833	81,950,833
Share equivalents:
Stock options	14,739	14,739	14,739	33,796	33,796	33,796
Unvested restricted shares	1,587,151	1,587,151	1,587,151	1,388,374	1,388,374	1,388,374
Weighted average number of diluted common shares outstanding	80,872,451	80,872,451	80,872,451	83,373,003	83,373,003	83,373,003
Earnings per diluted share available to Validus common shareholders	$1.25	$1.09	$1.31	$1.14	$0.69	$1.11

	Six Months Ended (a)
	June 30, 2017			June 30, 2016
	Net Income	Net Operating income	Comprehensive income	Net Income	Net Operating income	Comprehensive income
Basic earnings per share (b)
Income available to Validus common shareholders	$195,656	$165,300	$203,354	$261,773	$179,385	$256,160
Weighted average number of common shares outstanding	79,202,116	79,202,116	79,202,116	82,386,047	82,386,047	82,386,047
Basic earnings per share available to Validus common shareholders	$2.47	$2.09	$2.57	$3.18	$2.18	$3.11

Earnings per diluted share (c)
Income available to Validus common shareholders	$195,656	$165,300	$203,354	$261,773	$179,385	$256,160

Weighted average number of common shares outstanding	79,202,116	79,202,116	79,202,116	82,386,047	82,386,047	82,386,047
Share equivalents:
Stock options	15,059	15,059	15,059	34,837	34,837	34,837
Unvested restricted shares	1,644,823	1,644,823	1,644,823	1,364,775	1,364,775	1,364,775
Weighted average number of diluted common shares outstanding	80,861,998	80,861,998	80,861,998	83,785,659	83,785,659	83,785,659
Earnings per diluted share available to Validus common shareholders	$2.42	$2.04	$2.51	$3.12	$2.14	$3.06
Notes:

(a)
ASC 718 requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of treasury stock repurchases, which is applied against the unvested restricted shares balance.

(b)	Earnings per basic common share is based on weighted average common shares and excludes any dilutive effects of options and restricted stock.

(c)	Earnings per diluted common share assumes the exercise of all dilutive stock options and restricted stock grants.

Validus Holdings, Ltd.
Underwriting Income Statement - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Underwriting revenues
Gross premiums written	$296,997	$620,522	$38,835	$94,741	$285,810	$917,519	$977,478
Reinsurance premiums ceded	(11,387)	(108,813)	94	(15,967)	(3,196)	(120,200)	(95,691)
Net premiums written	285,610	511,709	38,929	78,774	282,614	797,319	881,787
Change in unearned premiums	(45,003)	(293,297)	185,584	149,705	(35,492)	(338,300)	(390,834)
Net premiums earned	240,607	218,412	224,513	228,479	247,122	459,019	490,953
Other insurance related income (loss)	58	78	52	58	150	136	(165)
Total underwriting revenues	240,665	218,490	224,565	228,537	247,272	459,155	490,788
Underwriting deductions
Losses and loss expenses	104,685	86,154	98,056	98,425	132,139	190,839	215,007
Policy acquisition costs	47,158	41,256	53,380	42,837	42,564	88,414	84,823
General and administrative expenses	19,274	16,832	20,191	17,528	17,872	36,106	35,051
Share compensation expenses	2,663	2,477	2,663	2,695	2,775	5,140	5,676
Total underwriting deductions	173,780	146,719	174,290	161,485	195,350	320,499	340,557
Underwriting income	$66,885	$71,771	$50,275	$67,052	$51,922	$138,656	$150,231

Selected ratios:
Ratio of net to gross premiums written	96.2%	82.5%	100.2%	83.1%	98.9%	86.9%	90.2%

Losses and loss expense ratio	43.5%	39.4%	43.7%	43.1%	53.5%	41.6%	43.8%

Policy acquisition cost ratio	19.6%	18.9%	23.8%	18.7%	17.2%	19.3%	17.3%
General and administrative expense ratio (a)	9.1%	8.9%	10.1%	8.9%	8.4%	8.9%	8.3%
Expense ratio	28.7%	27.8%	33.9%	27.6%	25.6%	28.2%	25.6%
Combined ratio	72.2%	67.2%	77.6%	70.7%	79.1%	69.8%	69.4%
Notes:

(a)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended June 30, 2017				Three Months Ended June 30, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Underwriting revenues
Gross premiums written	$174,759	$14,557	$107,681	$296,997	$216,034	$7,806	$61,970	$285,810
Reinsurance premiums ceded	(4,227)	(38)	(7,122)	(11,387)	(8,892)	868	4,828	(3,196)
Net premiums written	170,532	14,519	100,559	285,610	207,142	8,674	66,798	282,614
Change in unearned premiums	(75,148)	15,275	14,870	(45,003)	(101,914)	22,423	43,999	(35,492)
Net premiums earned	95,384	29,794	115,429	240,607	105,228	31,097	110,797	247,122
Other insurance related income				58				150
Total underwriting revenues				240,665				247,272
Underwriting deductions
Losses and loss expenses	32,750	(1,732)	73,667	104,685	51,856	6,921	73,362	132,139
Policy acquisition costs	17,359	5,246	24,553	47,158	18,269	5,281	19,014	42,564
Total underwriting deductions before G&A	50,109	3,514	98,220	151,843	70,125	12,202	92,376	174,703
Underwriting income before G&A	$45,275	$26,280	$17,209	$88,822	$35,103	$18,895	$18,421	$72,569
General and administrative expenses				19,274				17,872
Share compensation expenses				2,663				2,775
Total underwriting deductions				173,780				195,350
Underwriting income				$66,885				$51,922

Selected ratios:
Ratio of net to gross premiums written	97.6%	99.7%	93.4%	96.2%	95.9%	111.1%	107.8%	98.9%

Losses and loss expense ratio	34.3%	(5.8%)	63.8%	43.5%	49.3%	22.3%	66.2%	53.5%

Policy acquisition cost ratio	18.2%	17.6%	21.3%	19.6%	17.4%	17.0%	17.2%	17.2%
General and administrative expense ratio (b)				9.1%				8.4%
Expense ratio				28.7%				25.6%
Combined ratio				72.2%				79.1%
Notes:

(a)
Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.

(b)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Six months ended - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Six Months Ended June 30, 2017				Six Months Ended June 30, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Underwriting revenues
Gross premiums written	$378,463	$115,105	$423,951	$917,519	$408,671	$114,409	$454,398	$977,478
Reinsurance premiums ceded	(88,041)	(14,471)	(17,688)	(120,200)	(81,388)	(6,547)	(7,756)	(95,691)
Net premiums written	290,422	100,634	406,263	797,319	327,283	107,862	446,642	881,787
Change in unearned premiums	(97,297)	(46,965)	(194,038)	(338,300)	(119,903)	(41,894)	(229,037)	(390,834)
Net premiums earned	193,125	53,669	212,225	459,019	207,380	65,968	217,605	490,953
Other insurance related income (loss)				136				(165)
Total underwriting revenues				459,155				490,788
Underwriting deductions
Losses and loss expenses	57,037	(761)	134,563	190,839	48,614	27,332	139,061	215,007
Policy acquisition costs	34,824	10,234	43,356	88,414	37,213	10,193	37,417	84,823
Total underwriting deductions before G&A	91,861	9,473	177,919	279,253	85,827	37,525	176,478	299,830
Underwriting income before G&A	$101,264	$44,196	$34,306	$179,902	$121,553	$28,443	$41,127	$190,958
General and administrative expenses				36,106				35,051
Share compensation expenses				5,140				5,676
Total underwriting deductions				320,499				340,557
Underwriting income				$138,656				$150,231

Selected ratios:
Ratio of net to gross premiums written	76.7%	87.4%	95.8%	86.9%	80.1%	94.3%	98.3%	90.2%

Losses and loss expense ratio	29.5%	(1.4%)	63.4%	41.6%	23.4%	41.4%	63.9%	43.8%

Policy acquisition cost ratio	18.0%	19.1%	20.4%	19.3%	17.9%	15.5%	17.2%	17.3%
General and administrative expense ratio (b)				8.9%				8.3%
Expense ratio				28.2%				25.6%
Combined ratio				69.8%				69.4%
Notes:

(a)
Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.

(b)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Income Statement - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Underwriting revenues
Gross premiums written	$262,477	$247,175	$218,644	$189,674	$296,067	$509,652	$562,384
Reinsurance premiums ceded	(24,977)	(92,824)	(38,233)	(22,877)	(27,161)	(117,801)	(114,619)
Net premiums written	237,500	154,351	180,411	166,797	268,906	391,851	447,765
Change in unearned premiums	(45,626)	40,714	(5,891)	32,258	(67,357)	(4,912)	(39,424)
Net premiums earned	191,874	195,065	174,520	199,055	201,549	386,939	408,341
Other insurance related income	65	755	66	99	279	820	290
Total underwriting revenues	191,939	195,820	174,586	199,154	201,828	387,759	408,631
Underwriting deductions
Losses and loss expenses	93,389	106,412	105,675	109,860	109,310	199,801	209,411
Policy acquisition costs	44,305	43,276	42,683	46,488	43,613	87,581	87,956
General and administrative expenses	35,582	38,443	24,550	32,333	39,061	74,025	77,596
Share compensation expenses	3,155	2,827	3,123	3,163	3,270	5,982	6,792
Total underwriting deductions	176,431	190,958	176,031	191,844	195,254	367,389	381,755
Underwriting income (loss)	$15,508	$4,862	$(1,445)	$7,310	$6,574	$20,370	$26,876

Selected ratios:
Ratio of net to gross premiums written	90.5%	62.4%	82.5%	87.9%	90.8%	76.9%	79.6%

Losses and loss expense ratio	48.7%	54.6%	60.6%	55.2%	54.2%	51.6%	51.3%

Policy acquisition cost ratio	23.1%	22.2%	24.5%	23.4%	21.6%	22.6%	21.5%
General and administrative expense ratio (a)	20.2%	21.1%	15.8%	17.8%	21.1%	20.7%	20.7%
Expense ratio	43.3%	43.3%	40.3%	41.2%	42.7%	43.3%	42.2%
Combined ratio	92.0%	97.9%	100.9%	96.4%	96.9%	94.9%	93.5%
Notes:

(a)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended June 30, 2017				Three Months Ended June 30, 2016
	Property (a)	Marine	Specialty (b)	Total	Property (a)	Marine	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$88,525	$74,308	$99,644	$262,477	$111,646	$85,992	$98,429	$296,067
Reinsurance premiums ceded	(14,376)	(5,119)	(5,482)	(24,977)	(19,733)	(4,729)	(2,699)	(27,161)
Net premiums written	74,149	69,189	94,162	237,500	91,913	81,263	95,730	268,906
Change in unearned premiums	(16,408)	(15,570)	(13,648)	(45,626)	(37,054)	(7,341)	(22,962)	(67,357)
Net premiums earned	57,741	53,619	80,514	191,874	54,859	73,922	72,768	201,549
Other insurance related income				65				279
Total underwriting revenues				191,939				201,828
Underwriting deductions
Losses and loss expenses	39,222	13,529	40,638	93,389	40,856	29,922	38,532	109,310
Policy acquisition costs	10,269	14,514	19,522	44,305	9,057	17,582	16,974	43,613
Total underwriting deductions before G&A	49,491	28,043	60,160	137,694	49,913	47,504	55,506	152,923
Underwriting income before G&A	$8,250	$25,576	$20,354	$54,245	$4,946	$26,418	$17,262	$48,905
General and administrative expenses				35,582				39,061
Share compensation expenses				3,155				3,270
Total underwriting deductions				176,431				195,254
Underwriting income				$15,508				$6,574

Selected ratios:
Ratio of net to gross premiums written	83.8%	93.1%	94.5%	90.5%	82.3%	94.5%	97.3%	90.8%

Losses and loss expense ratio	67.9%	25.2%	50.5%	48.7%	74.5%	40.5%	53.0%	54.2%

Policy acquisition cost ratio	17.8%	27.1%	24.2%	23.1%	16.5%	23.8%	23.3%	21.6%
General and administrative expense ratio (c)				20.2%				21.1%
Expense ratio				43.3%				42.7%
Combined ratio				92.0%				96.9%
Notes:

(a)	Property includes Downstream Energy and Power.

(b)	Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.

(c)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Six months ended - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Six Months Ended June 30, 2017				Six Months Ended June 30, 2016
	Property (a)	Marine	Specialty (b)	Total	Property (a)	Marine	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$161,785	$151,626	$196,241	$509,652	$181,413	$174,212	$206,759	$562,384
Reinsurance premiums ceded	(54,157)	(20,126)	(43,518)	(117,801)	(53,789)	(26,101)	(34,729)	(114,619)
Net premiums written	107,628	131,500	152,723	391,851	127,624	148,111	172,030	447,765
Change in unearned premiums	2,962	(14,066)	6,192	(4,912)	(11,769)	(4,318)	(23,337)	(39,424)
Net premiums earned	110,590	117,434	158,915	386,939	115,855	143,793	148,693	408,341
Other insurance related income				820				290
Total underwriting revenues				387,759				408,631
Underwriting deductions
Losses and loss expenses	77,134	30,317	92,350	199,801	56,311	76,029	77,071	209,411
Policy acquisition costs	19,174	29,264	39,143	87,581	17,474	36,097	34,385	87,956
Total underwriting deductions before G&A	96,308	59,581	131,493	287,382	73,785	112,126	111,456	297,367
Underwriting income before G&A	$14,282	$57,853	$27,422	$100,377	$42,070	$31,667	$37,237	$111,264
General and administrative expenses				74,025				77,596
Share compensation expenses				5,982				6,792
Total underwriting deductions				367,389				381,755
Underwriting income				$20,370				$26,876

Selected ratios:
Ratio of net to gross premiums written	66.5%	86.7%	77.8%	76.9%	70.3%	85.0%	83.2%	79.6%

Losses and loss expense ratio	69.7%	25.8%	58.1%	51.6%	48.6%	52.9%	51.8%	51.3%

Policy acquisition cost ratio	17.3%	24.9%	24.6%	22.6%	15.1%	25.1%	23.1%	21.5%
General and administrative expense ratio (c)				20.7%				20.7%
Expense ratio				43.3%				42.2%
Combined ratio				94.9%				93.5%
Notes:

(a)	Property includes Downstream Energy and Power.

(b)	Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.

(c)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Income Statement - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Underwriting revenues
Gross premiums written	$131,068	$172,043	$87,030	$85,260	$86,971	$303,111	$150,930
Reinsurance premiums ceded	(23,180)	(5,618)	(7,287)	(6,202)	(5,006)	(28,798)	(9,145)
Net premiums written	107,888	166,425	79,743	79,058	81,965	274,313	141,785
Change in unearned premiums	22,806	(69,153)	(4,464)	(8,260)	(16,309)	(46,347)	(14,630)
Net premiums earned	130,694	97,272	75,279	70,798	65,656	227,966	127,155
Other insurance related income	663	241	216	219	189	904	477
Total underwriting revenues	131,357	97,513	75,495	71,017	65,845	228,870	127,632
Underwriting deductions
Losses and loss expenses	97,008	74,925	54,189	45,748	44,229	171,933	83,875
Policy acquisition costs	19,230	20,236	17,738	17,094	15,410	39,466	29,610
General and administrative expenses	18,316	10,754	9,576	10,171	11,458	29,070	23,533
Share compensation expenses	609	692	718	702	542	1,301	1,123
Total underwriting deductions	135,163	106,607	82,221	73,715	71,639	241,770	138,141
Underwriting loss	$(3,806)	$(9,094)	$(6,726)	$(2,698)	$(5,794)	$(12,900)	$(10,509)

Selected ratios:
Ratio of net to gross premiums written	82.3%	96.7%	91.6%	92.7%	94.2%	90.5%	93.9%

Losses and loss expense ratio	74.2%	77.0%	72.0%	64.6%	67.4%	75.4%	66.0%

Policy acquisition cost ratio	14.7%	20.8%	23.5%	24.1%	23.5%	17.3%	23.3%
General and administrative expense ratio (a)	14.5%	11.8%	13.7%	15.4%	18.2%	13.4%	19.3%
Expense ratio	29.2%	32.6%	37.2%	39.5%	41.7%	30.7%	42.6%
Combined ratio	103.4%	109.6%	109.2%	104.1%	109.1%	106.1%	108.6%
Notes:

(a)	The general and administrative ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended June 30, 2017				Three Months Ended June 30, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$38,967	$68,162	$23,939	$131,068	$26,218	$60,753	$—	$86,971
Reinsurance premiums ceded	(5,383)	(846)	(16,951)	(23,180)	(2,153)	(2,853)	—	(5,006)
Net premiums written	33,584	67,316	6,988	107,888	24,065	57,900	—	81,965
Change in unearned premiums	(10,459)	(9,791)	43,056	22,806	(9,888)	(6,421)	—	(16,309)
Net premiums earned	23,125	57,525	50,044	130,694	14,177	51,479	—	65,656
Other insurance related income				663				189
Total underwriting revenues				131,357				65,845
Underwriting deductions
Losses and loss expenses	11,854	40,374	44,780	97,008	10,176	34,053	—	44,229
Policy acquisition costs	6,656	12,574	—	19,230	3,381	12,029	—	15,410
Total underwriting deductions before G&A	18,510	52,948	44,780	116,238	13,557	46,082	—	59,639
Underwriting income before G&A	$4,615	$4,577	$5,264	$15,119	$620	$5,397	$—	$6,206
General and administrative expenses				18,316				11,458
Share compensation expenses				609				542
Total underwriting deductions				135,163				71,639
Underwriting loss				$(3,806)				$(5,794)

Selected ratios:
Ratio of net to gross premiums written	86.2%	98.8%	29.2%	82.3%	91.8%	95.3%	—%	94.2%

Losses and loss expense ratio	51.3%	70.2%	89.5%	74.2%	71.8%	66.1%	—%	67.4%

Policy acquisition cost ratio	28.8%	21.9%	—%	14.7%	23.8%	23.4%	—%	23.5%
General and administrative expense ratio (c)				14.5%				18.2%
Expense ratio				29.2%				41.7%
Combined ratio				103.4%				109.1%
Notes:

(a)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

(b)	Specialty includes agriculture premiums written through CRS.

(c)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Six months ended - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Six Months Ended June 30, 2017				Six Months Ended June 30, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$67,103	$127,770	$108,238	$303,111	$41,644	$109,286	$—	$150,930
Reinsurance premiums ceded	(10,355)	(1,492)	(16,951)	(28,798)	(3,707)	(5,438)	—	(9,145)
Net premiums written	56,748	126,278	91,287	274,313	37,937	103,848	—	141,785
Change in unearned premiums	(13,556)	(12,334)	(20,457)	(46,347)	(11,565)	(3,065)	—	(14,630)
Net premiums earned	43,192	113,944	70,830	227,966	26,372	100,783	—	127,155
Other insurance related income				904				477
Total underwriting revenues				228,870				127,632
Underwriting deductions
Losses and loss expenses	26,579	81,752	63,602	171,933	19,231	64,644	—	83,875
Policy acquisition costs	12,042	25,460	1,964	39,466	6,283	23,327	—	29,610
Total underwriting deductions before G&A	38,621	107,212	65,566	211,399	25,514	87,971	—	113,485
Underwriting income before G&A	$4,571	$6,732	$5,264	$17,471	$858	$12,812	$—	$14,147
General and administrative expenses				29,070				23,533
Share compensation expenses				1,301				1,123
Total underwriting deductions				241,770				138,141
Underwriting loss				$(12,900)				$(10,509)

Selected ratios:
Ratio of net to gross premiums written	84.6%	98.8%	84.3%	90.5%	91.1%	95.0%	—%	93.9%

Losses and loss expense ratio	61.5%	71.7%	89.8%	75.4%	72.9%	64.1%	—%	66.0%

Policy acquisition cost ratio	27.9%	22.3%	2.8%	17.3%	23.8%	23.1%	—%	23.3%
General and administrative expense ratio (c)				13.4%				19.3%
Expense ratio				30.7%				42.6%
Combined ratio				106.1%				108.6%
Notes:

(a)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

(b)	Specialty includes agriculture premiums written through CRS.

(c)	The general and administrative expenses ratio includes share compensation expenses.

Validus Holdings, Ltd.
AlphaCat Managers Segment Information
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Fee revenues
Third party	$5,549	$4,644	$3,928	$7,025	$3,091	$10,193	$7,818
Related party	644	631	737	1,373	328	1,275	1,219
Total fee revenues	6,193	5,275	4,665	8,398	3,419	11,468	9,037
Expenses
General and administrative expenses	3,549	3,844	2,676	3,324	2,751	7,393	4,233
Share compensation expenses	83	82	82	(107)	133	165	274
Finance expenses	44	31	33	31	75	75	883
Tax expense (benefit)	135	(1)	90	—	—	134	—
Foreign exchange losses (gains)	1	(1)	2	5	4	—	12
Total expenses	3,812	3,955	2,883	3,253	2,963	7,767	5,402
Income before investment income from AlphaCat Funds and Sidecars	2,381	1,320	1,782	5,145	456	3,701	3,635
Investment income (loss) from AlphaCat Funds and Sidecars (a)
AlphaCat Sidecars	(21)	(112)	14	(72)	541	(133)	665
AlphaCat ILS Funds - Lower Risk (b)	1,301	2,189	1,998	2,321	2,075	3,490	4,582
AlphaCat ILS Funds - Higher Risk (b)	2,600	2,367	1,864	2,479	692	4,967	3,128
BetaCat ILS Funds	263	368	644	1,303	1,113	631	1,676
PaCRe	—	—	—	—	—	—	(23)
Validus' share of investment income from AlphaCat Funds and Sidecars	4,143	4,812	4,520	6,031	4,421	8,955	10,028
Validus' share of AlphaCat income	$6,524	$6,132	$6,302	$11,176	$4,877	$12,656	$13,663

Gross premiums written
AlphaCat Sidecars	$—	$66	$(163)	$(112)	$(14)	$66	$(66)
AlphaCat ILS Funds - Lower Risk (b)	53,632	52,908	(19)	2,049	50,234	106,540	110,192
AlphaCat ILS Funds - Higher Risk (b)	43,672	93,536	(105)	1,797	42,010	137,208	138,330
AlphaCat Direct (c)	8,378	18,416	23	679	6,675	26,794	17,797
Total	$105,682	$164,926	$(264)	$4,413	$98,905	$270,608	$266,253
Notes:

(a)	The investment income (loss) from AlphaCat funds and sidecars is based on equity accounting.

(b)
Lower risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of less than 7%, whereas higher risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of greater than 7%. Expected loss represents the average annual loss over the set of simulation scenarios divided by the total limit.

(c)	AlphaCat Direct includes direct investments from a third party investor in AlphaCat Reinsurance Ltd.

Validus Holdings, Ltd.
AlphaCat Assets Under Management
(Expressed in thousands of U.S. Dollars, except share and per share information)

	As at
	July 1, 2017	April 1, 2017	January 1, 2017	October 1, 2016	July 1, 2016
Assets Under Management - Related Party (a)	Related Party
AlphaCat Sidecars	$5,686	$5,656	$7,729	$7,922	$8,045
AlphaCat ILS Funds - Lower Risk	79,808	125,098	124,297	181,744	175,832
AlphaCat ILS Funds - Higher Risk	84,663	86,679	83,881	81,636	76,287
AlphaCat Direct	—	—	—	—	—
BetaCat ILS Funds	25,000	27,062	26,808	51,160	63,453
Total	$195,157	$244,495	$242,715	$322,462	$323,617

Assets Under Management - Third Party (a)	Third Party
AlphaCat Sidecars	$20,590	$20,422	$28,829	$29,603	$30,078
AlphaCat ILS Funds - Lower Risk	1,309,377	1,302,337	1,257,287	1,276,874	1,226,709
AlphaCat ILS Funds - Higher Risk	896,639	790,734	738,813	612,456	564,513
AlphaCat Direct	534,555	457,744	444,668	373,659	365,558
BetaCat ILS Funds	118,493	87,375	29,000	—	—
Total	$2,879,654	$2,658,612	$2,498,597	$2,292,592	$2,186,858
Total Assets Under Management	$3,074,811	$2,903,107	$2,741,312	$2,615,054	$2,510,475
Notes:

(a)	The Company’s assets under management are based on NAV and are represented by investments made by related parties and third parties in the feeder funds and on a direct basis.

Validus Holdings, Ltd.
Corporate and Investments
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Investment income
Managed net investment income (a)	$38,063	$36,192	$35,875	$41,071	$36,849	$74,255	$64,772

Corporate expenses
General and administrative expenses	$18,847	$17,177	$19,973	$18,221	$17,872	$36,024	$34,055
Share compensation expenses	4,636	3,413	3,856	4,048	4,007	8,049	8,099
Finance expenses (a)	14,149	13,864	14,546	14,317	13,979	28,013	28,320
Dividends on preferred shares	2,203	2,203	2,203	2,252	—	4,406	—
Tax (benefit) expense (a)	(1,122)	(3,548)	(21,237)	1,830	1,706	(4,670)	(412)
Total Corporate expenses	$38,713	$33,109	$19,341	$40,668	$37,564	$71,822	$70,062

Other items
Net realized gains (losses) on managed investments (a)	$2,269	$(2,892)	$9,166	$4,080	$2,520	$(623)	$1,434
Change in net unrealized gains (losses) on managed investments (a)	15,942	14,349	(67,676)	4,652	30,052	30,291	77,130
Income (loss) from investment affiliates	9,466	5,188	2,166	453	(589)	14,654	(4,702)
Foreign exchange (losses) gains (a)	(7,323)	1,103	(850)	(1,067)	6,621	(6,220)	12,695
Other income (loss)	174	94	7	(1,529)	79	268	756
Transaction expenses	(4,427)	—	—	—	—	(4,427)	—
Total other items	$16,101	$17,842	$(57,187)	$6,589	$38,683	$33,943	$87,313
Total Corporate and Investments	$15,451	$20,925	$(40,653)	$6,992	$37,968	$36,376	$82,023
Notes:

(a)	These items exclude the components which are included in Validus' share of AlphaCat and amounts which are consolidated from variable interest entities.

Validus Holdings, Ltd.
Segment Reconciliation - Three months ended
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended June 30, 2017
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$296,997	$262,477	$131,068	$105,682	$—	$(3,322)	$792,902
Reinsurance premiums ceded	(11,387)	(24,977)	(23,180)	—	—	3,322	(56,222)
Net premiums written	285,610	237,500	107,888	105,682	—	—	736,680
Change in unearned premiums	(45,003)	(45,626)	22,806	(37,830)	—	—	(105,653)
Net premiums earned	240,607	191,874	130,694	67,852	—	—	631,027
Other insurance related income	58	65	663	5,874	—	(5,495)	1,165
Total underwriting revenues	240,665	191,939	131,357	73,726	—	(5,495)	632,192
Underwriting deductions
Losses and loss expenses	104,685	93,389	97,008	1,067	—	—	296,149
Policy acquisition costs	47,158	44,305	19,230	7,165	—	(590)	117,268
General and administrative expenses	19,274	35,582	18,316	9,768	18,847	(5,438)	96,349
Share compensation expenses	2,663	3,155	609	83	4,636	—	11,146
Total underwriting deductions	173,780	176,431	135,163	18,083	23,483	(6,028)	520,912
Underwriting income (loss)	$66,885	$15,508	$(3,806)	$55,643	$(23,483)	$533	$111,280
Other items (a)	—	—	—	183	7,501	—	7,684
Dividends on preferred shares	—	—	—	—	(2,203)	—	(2,203)
Net investment income	—	—	—	6,178	38,063	—	44,241
Transaction expenses	—	—	—	—	(4,427)	—	(4,427)
(Income) attributable to AlphaCat investors	—	—	—	(11,830)	—	—	(11,830)
Net (income) attributable to noncontrolling interests	—	—	—	(43,650)	—	—	(43,650)
Segmental income (loss)	66,885	15,508	(3,806)	6,524	15,451	533
Net income available to Validus common shareholders							$101,095
	Three Months Ended June 30, 2016
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$285,810	$296,067	$86,971	$98,905	$—	$(3,711)	$764,042
Reinsurance premiums ceded	(3,196)	(27,161)	(5,006)	(4,577)	—	3,711	(36,229)
Net premiums written	282,614	268,906	81,965	94,328	—	—	727,813
Change in unearned premiums	(35,492)	(67,357)	(16,309)	(34,932)	—	—	(154,090)
Net premiums earned	247,122	201,549	65,656	59,396	—	—	573,723
Other insurance related (loss) income	150	279	189	3,401	—	(3,274)	745
Total underwriting revenues	247,272	201,828	65,845	62,797	—	(3,274)	574,468
Underwriting deductions
Losses and loss expenses	132,139	109,310	44,229	21,452	—	—	307,130
Policy acquisition costs	42,564	43,613	15,410	6,530	—	(151)	107,966
General and administrative expenses	17,872	39,061	11,458	6,561	17,872	(3,136)	89,688
Share compensation expenses	2,775	3,270	542	133	4,007	—	10,727
Total underwriting deductions	195,350	195,254	71,639	34,676	21,879	(3,287)	515,511
Underwriting income (loss)	$51,922	$6,574	$(5,794)	$28,121	$(21,879)	$13	$58,957
Other items (a)	—	—	—	1,058	22,998	—	24,056
Dividends on preferred shares	—	—	—	—	—	—	—
Net investment income	—	—	—	3,005	36,849	(597)	39,257
(Income) attributable to AlphaCat investors	—	—	—	(6,114)	—	—	(6,114)
Net (income) attributable to noncontrolling interests	—	—	—	(21,193)	—	—	(21,193)
Segmental income (loss)	51,922	6,574	(5,794)	4,877	37,968	(584)
Net income available to Validus common shareholders							$94,963
Notes:

(a)
Other items includes finance expenses, tax benefit (expense), foreign exchange gains (losses), net realized and change in net unrealized gains (losses) on investments, income from investment and operating affiliates and other income (loss).

Validus Holdings, Ltd.
Segment Reconciliation - Six months ended
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Six Months Ended June 30, 2017
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$917,519	$509,652	$303,111	$270,608	$—	$(17,131)	$1,983,759
Reinsurance premiums ceded	(120,200)	(117,801)	(28,798)	(6,660)	—	17,131	(256,328)
Net premiums written	797,319	391,851	274,313	263,948	—	—	1,727,431
Change in unearned premiums	(338,300)	(4,912)	(46,347)	(131,469)	—	—	(521,028)
Net premiums earned	459,019	386,939	227,966	132,479	—	—	1,206,403
Other insurance related income	136	820	904	11,035	—	(10,494)	2,401
Total underwriting revenues	459,155	387,759	228,870	143,514	—	(10,494)	1,208,804
Underwriting deductions
Losses and loss expenses	190,839	199,801	171,933	3,161	—	—	565,734
Policy acquisition costs	88,414	87,581	39,466	14,066	—	(631)	228,896
General and administrative expenses	36,106	74,025	29,070	19,409	36,024	(10,361)	184,273
Share compensation expenses	5,140	5,982	1,301	165	8,049	—	20,637
Total underwriting deductions	320,499	367,389	241,770	36,801	44,073	(10,992)	999,540
Underwriting income (loss)	$138,656	$20,370	$(12,900)	$106,713	$(44,073)	$498	$209,264
Other items (a)	—	—	—	1,298	15,027	—	16,325
Dividends on preferred shares	—	—	—	—	(4,406)	—	(4,406)
Net investment income	—	—	—	10,200	74,255	—	84,455
Transaction expenses	—	—	—	—	(4,427)	—	(4,427)
(Income) attributable to AlphaCat investors	—	—	—	(19,333)	—	—	(19,333)
Net (income) attributable to noncontrolling interest	—	—	—	(86,222)	—	—	(86,222)
Segmental income (loss)	138,656	20,370	(12,900)	12,656	36,376	498
Net income available to Validus common shareholders							$195,656
	Six Months Ended June 30, 2016
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$977,478	$562,384	$150,930	$266,253	$—	$(20,212)	$1,936,833
Reinsurance premiums ceded	(95,691)	(114,619)	(9,145)	(4,821)	—	20,212	(204,064)
Net premiums written	881,787	447,765	141,785	261,432	—	—	1,732,769
Change in unearned premiums	(390,834)	(39,424)	(14,630)	(142,890)	—	—	(587,778)
Net premiums earned	490,953	408,341	127,155	118,542	—	—	1,144,991
Other insurance related (loss) income	(165)	290	477	9,066	—	(8,187)	1,481
Total underwriting revenues	490,788	408,631	127,632	127,608	—	(8,187)	1,146,472
Underwriting deductions
Losses and loss expenses	215,007	209,411	83,875	23,284	—	—	531,577
Policy acquisition costs	84,823	87,956	29,610	12,687	—	83	215,159
General and administrative expenses	35,051	77,596	23,533	14,017	34,055	(8,356)	175,896
Share compensation expenses	5,676	6,792	1,123	274	8,099	—	21,964
Total underwriting deductions	340,557	381,755	138,141	50,262	42,154	(8,273)	944,596
Underwriting income (loss)	$150,231	$26,876	$(10,509)	$77,346	$(42,154)	$86	$201,876
Other items (a)	—	—	—	1,212	59,405	—	60,617
Dividends on preferred shares	—	—	—	—	—	—	—
Net investment income	—	—	—	4,543	64,772	(597)	68,718
(Income) attributable to AlphaCat investors	—	—	—	(10,714)	—	—	(10,714)
Net (income) attributable to noncontrolling interest	—	—	—	(58,724)	—	—	(58,724)
Segmental income (loss)	150,231	26,876	(10,509)	13,663	82,023	(511)
Net income available to Validus common shareholders							$261,773
Notes:

(a)
Other items includes finance expenses, tax benefit (expense), foreign exchange gains (losses), net realized and change in net unrealized gains (losses) on investments, income from investment and operating affiliates and other income (loss).

Validus Holdings, Ltd.
Non-GAAP Financial Measure Reconciliation
Net Operating Income available to Validus Common Shareholders, Net Operating Income per diluted share available to Validus Common Shareholders and Annualized Net Operating Return on Average Equity
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net income available to Validus common shareholders	$101,095	$94,963	$195,656	$261,773
Non-GAAP Adjustments:
Net realized gains on investments	(2,274)	(2,724)	(1,110)	(2,140)
Change in net unrealized gains on investments	(16,321)	(31,428)	(29,669)	(78,872)
(Income) loss from investment affiliates	(9,466)	589	(14,654)	4,702
Foreign exchange losses (gains)	7,329	(6,286)	5,760	(12,531)
Other income	(174)	(79)	(268)	(756)
Transaction expenses	4,427	—	4,427	—
Net income (loss) attributable to noncontrolling interests	2,102	(135)	2,830	102
Tax expense (a)	1,748	2,980	2,328	7,107
Net operating income available to Validus common shareholders (b)	$88,466	$57,880	$165,300	$179,385

Earnings per diluted share available to Validus common shareholders	$1.25	$1.14	$2.42	$3.12
Non-GAAP Adjustments:
Net realized gains on investments	(0.03)	(0.03)	(0.01)	(0.02)
Change in net unrealized gains on investments	(0.20)	(0.38)	(0.37)	(0.94)
(Income) loss from investment affiliates	(0.12)	0.01	(0.18)	0.06
Foreign exchange losses (gains)	0.09	(0.08)	0.07	(0.15)
Other income	—	—	—	(0.01)
Transaction expenses	0.05	—	0.05	—
Net income (loss) attributable to noncontrolling interests	0.03	—	0.03	—
Tax expense (a)	0.02	0.03	0.03	0.08
Net operating income per diluted share available to Validus common shareholders (b)	$1.09	$0.69	$2.04	$2.14

Average shareholders' equity available to Validus common shareholders (c)	$3,786,654	$3,720,341	$3,753,866	$3,693,219

Annualized return on average equity (c)	10.7%	10.2%	10.4%	14.2%
Annualized net operating return on average equity (b)(c)	9.3%	6.2%	8.8%	9.7%
Notes:

(a)
Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates to. The tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize tax losses carried forward.

(b)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

(c)
Average shareholders’ equity for the three months ended is the average of the beginning and ending quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares. Average shareholders’ equity for the six months ended is the average of the beginning, ending and intervening quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares.

Validus Holdings, Ltd.
Consolidated Class of Business Policy Type Detail - Gross Premiums Written
(Expressed in thousands of U.S. Dollars, except share and per share information)

		Three Months Ended				Six Months Ended
		June 30, 2017		June 30, 2016		June 30, 2017		June 30, 2016
Line of business	Treaty type	Gross premiums written	%	Gross premiums written	%	Gross premiums written	%	Gross premiums written	%
Property	Treaty Reinsurance	$285,313	36.0%	$319,430	41.9%	$661,772	33.4%	$687,532	35.5%
	Facultative Reinsurance	36,880	4.7%	43,161	5.6%	62,246	3.1%	68,074	3.5%
	Direct Insurance	78,981	10.0%	81,105	10.6%	135,135	6.8%	124,009	6.4%
		401,174	50.7%	443,696	58.1%	859,153	43.3%	879,615	45.4%

Marine	Treaty Reinsurance	27,624	3.5%	19,503	2.5%	138,760	7.0%	142,968	7.4%
	Facultative Reinsurance	23,355	2.9%	22,688	3.0%	49,497	2.5%	48,540	2.5%
	Direct Insurance	37,655	4.7%	51,396	6.7%	75,074	3.8%	91,044	4.7%
		88,634	11.1%	93,587	12.2%	263,331	13.3%	282,552	14.6%

Specialty (a)	Treaty Reinsurance	131,891	16.6%	83,015	10.8%	467,500	23.6%	506,602	26.2%
	Facultative Reinsurance	17,328	2.2%	21,311	2.8%	38,250	1.9%	43,121	2.2%
	Direct Insurance	85,713	10.8%	61,680	8.1%	227,755	11.5%	115,657	6.0%
		234,932	29.6%	166,006	21.7%	733,505	37.0%	665,380	34.4%

Liability (b)	Direct Insurance	68,162	8.6%	60,753	8.0%	127,770	6.4%	109,286	5.6%
		68,162	8.6%	60,753	8.0%	127,770	6.4%	109,286	5.6%

Total	Treaty Reinsurance	444,828	56.1%	421,948	55.2%	1,268,032	64.0%	1,337,102	69.1%
	Facultative Reinsurance	77,563	9.8%	87,160	11.4%	149,993	7.5%	159,735	8.2%
	Direct Insurance	270,511	34.1%	254,934	33.4%	565,734	28.5%	439,996	22.7%
		$792,902	100.0%	$764,042	100.0%	$1,983,759	100.0%	$1,936,833	100.0%

Total	Reinsurance	444,828	56.1%	421,948	55.2%	1,268,032	64.0%	1,337,102	69.1%
	Insurance (c)	348,074	43.9%	342,094	44.8%	715,727	36.0%	599,731	30.9%
		$792,902	100.0%	$764,042	100.0%	$1,983,759	100.0%	$1,936,833	100.0%
Notes:

(a)
For the Validus Re segment, Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health. For the Talbot segment, Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political lines includes War, Political Risk and Political Violence. For the Western World segment, Specialty includes Agriculture. For the AlphaCat segment, Specialty includes Agriculture, Composite and Workers' Compensation.

(b)	For the Western World segment, the Liability class includes general liability, professional liability, products liability and miscellaneous malpractice.

(c)	Insurance includes facultative reinsurance and direct insurance.

Validus Holdings, Ltd.
Gross Premiums Written by Segment by Class of Business
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Validus Re
Property - Cat XOL (a)	$152,234	$139,244	$1,150	$33,032	$185,253	$291,478	$311,327
Property - Per Risk XOL	2,050	12,023	238	10,525	4,640	14,073	16,059
Property - Proportional (b)	20,475	52,437	9,145	10,204	26,141	72,912	81,285
Marine	14,557	100,548	(4,178)	(4,533)	7,806	115,105	114,409
Aerospace & Aviation	5,446	10,497	(1,574)	888	6,875	15,943	19,926
Agriculture	22,061	152,447	(9,681)	8,625	15,480	174,508	244,236
Casualty	39,126	24,510	31,991	7,539	22,990	63,636	46,577
Composite	17,349	34,090	2,281	8,932	7,404	51,439	48,031
Financial	13,101	25,090	10,163	9,565	3,790	38,191	26,523
Technical Lines	4,959	4,182	629	4,100	2,154	9,141	7,805
Terrorism	(117)	8,827	(2,116)	2,116	(1,346)	8,710	10,940
Trade Credit	50	44,154	28	(647)	36	44,204	38,898
Workers' Compensation	2,200	1,633	732	3,230	683	3,833	4,102
Other Specialty (c)	3,506	10,840	27	1,165	3,904	14,346	7,360
Total Validus Re Segment	296,997	620,522	38,835	94,741	285,810	917,519	977,478
AlphaCat
Property - Cat XOL (a)	99,318	159,765	(264)	3,933	93,282	259,083	257,117
Agriculture	4,020	(35)	4	77	2,798	3,985	2,798
Composite	2,362	4,788	—	—	2,821	7,150	5,518
Workers' Compensation	(18)	408	(4)	403	4	390	820
Total AlphaCat Segment	105,682	164,926	(264)	4,413	98,905	270,608	266,253
Talbot
Property	58,760	59,591	46,499	44,982	76,424	118,351	131,407
Downstream Energy and Power	29,765	13,669	24,872	19,319	35,222	43,434	50,006
Marine	74,308	77,318	39,635	48,093	85,992	151,626	174,212
Accident & Health	5,176	5,910	4,929	4,170	8,861	11,086	20,227
Aviation, Direct	7,595	8,498	16,398	10,241	8,676	16,093	14,592
Aviation Treaty	19,875	10,797	3,355	4,810	15,053	30,672	35,417
Contingency	6,988	3,964	14,160	6,183	6,665	10,952	15,069
Financial Lines	13,211	12,767	15,308	13,594	11,473	25,978	21,578
Political Lines (d)	46,799	54,661	53,488	38,282	47,701	101,460	99,876
Total Talbot Segment	262,477	247,175	218,644	189,674	296,067	509,652	562,384
Western World
Property	38,967	28,136	29,039	23,757	26,218	67,103	41,644
Liability (e)	68,162	59,608	57,991	61,503	60,753	127,770	109,286
Agriculture	23,939	84,299	—	—	—	108,238	—
Total Western World Segment	131,068	172,043	87,030	85,260	86,971	303,111	150,930
Intersegment Revenue
Property	(395)	(6,886)	(6,239)	(1,284)	(3,484)	(7,281)	(9,230)
Marine	(231)	(3,169)	1,621	466	(211)	(3,400)	(6,069)
Specialty	(2,696)	(3,754)	(173)	(852)	(16)	(6,450)	(4,913)
Total Intersegment Revenue Eliminated	(3,322)	(13,809)	(4,791)	(1,670)	(3,711)	(17,131)	(20,212)
Total Gross Premiums Written	$792,902	$1,190,857	$339,454	$372,418	$764,042	$1,983,759	$1,936,833
Notes:

(a)	Property Cat XOL is comprised of Catastrophe XOL, Aggregate XOL, RPP. Per Event XOL, Second Event and Third Event covers.

(b)	Proportional is comprised of Quota Share and Surplus Share cover.

(c)	Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.

(d)	Political Lines includes War, Political Risk and Political Violence.

(e)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

Validus Holdings, Ltd.
Consolidated Analysis of Reserves for Losses and Loss Expenses
(Expressed in thousands of U.S. Dollars, except share and per share information)

	June 30, 2017			December 31, 2016
	Reserve for losses and loss expenses	Loss reserves recoverable	Net	Reserve for losses and loss expenses	Loss reserves recoverable	Net
Property (a)	$925,962	$191,956	$734,006	$830,672	$107,573	$723,099
Marine	733,702	105,126	628,576	861,459	154,001	707,458
Specialty (b)	1,079,737	219,725	860,012	732,907	81,547	651,360
Liability (c)	565,790	83,400	482,390	570,157	87,300	482,857
Total	$3,305,191	$600,207	$2,704,984	$2,995,195	$430,421	$2,564,774

	June 30, 2017			December 31, 2016
	Case Reserves	IBNR	Reserve for losses and loss expenses	Case Reserves	IBNR	Reserve for losses and loss expenses
Property (a)	$410,232	$515,730	$925,962	$390,141	$440,531	$830,672
Marine	349,501	384,201	733,702	389,614	471,845	861,459
Specialty (b)	280,942	798,795	1,079,737	259,251	473,656	732,907
Liability (c)	196,124	369,666	565,790	198,766	371,391	570,157
Total	$1,236,799	$2,068,392	$3,305,191	$1,237,772	$1,757,423	$2,995,195

% of Total	37.4%	62.6%	100.0%	41.3%	58.7%	100.0%
Notes:

(a)	For the Talbot segment, Property includes Downstream Energy and Power.

(b)
For the Validus Re segment, Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health. For the Talbot segment, Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political lines includes War, Political Risk and Political Violence. For the Western World segment, Specialty includes Agriculture. For the AlphaCat segment, Specialty includes Agriculture, Composite and Workers' Compensation.

(c)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

Validus Holdings, Ltd.
Consolidated Losses and Loss Ratios by Segment
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	June 30, 2017						June 30, 2016
	Validus Re	AlphaCat	Talbot	Western World	Eliminations	Total	Validus Re	AlphaCat	Talbot	Western World	Eliminations	Total
Gross reserves at period beginning	$1,107,080	$45,805	$1,346,517	$615,428	$(62,085)	$3,052,745	$1,107,747	$12,913	$1,333,578	$593,356	$(67,294)	$2,980,300
Losses recoverable	(89,645)	—	(335,352)	(88,944)	62,085	(451,856)	(31,566)	—	(321,644)	(84,773)	67,294	(370,689)
Net reserves at period beginning	1,017,435	45,805	1,011,165	526,484	—	2,600,889	1,076,181	12,913	1,011,934	508,583	—	2,609,611

Net reserves acquired	—	—	—	23,753	—	23,753	—	—	—	—	—	—

Incurred losses - current year	127,784	4,919	109,265	97,471	—	339,439	163,016	21,870	137,638	47,387	—	369,911
Change in prior accident years	(23,099)	(3,852)	(15,876)	(463)	—	(43,290)	(30,877)	(418)	(28,328)	(3,158)	—	(62,781)
Incurred losses	104,685	1,067	93,389	97,008	—	296,149	132,139	21,452	109,310	44,229	—	307,130

Foreign exchange	11,848	633	7,735	—	—	20,216	(712)	(175)	(13,467)	—	—	(14,354)

Paid losses - current year	(7,970)	—	(21,423)	(13,365)	—	(42,758)	(6,474)	—	(27,106)	(12,302)	—	(45,882)
Paid losses - prior years	(88,523)	(1,022)	(61,885)	(41,835)	—	(193,265)	(71,756)	(79)	(66,564)	(38,376)	—	(176,775)
Paid losses	(96,493)	(1,022)	(83,308)	(55,200)	—	(236,023)	(78,230)	(79)	(93,670)	(50,678)	—	(222,657)

Net reserves at period end	1,037,475	46,483	1,028,981	592,045	—	2,704,984	1,129,378	34,111	1,014,107	502,134	—	2,679,730
Losses recoverable	101,926	—	364,658	196,018	(62,395)	600,207	111,015	—	308,686	86,018	(62,732)	442,987
Gross reserves at period end	$1,139,401	$46,483	$1,393,639	$788,063	$(62,395)	$3,305,191	$1,240,393	$34,111	$1,322,793	$588,152	$(62,732)	$3,122,717

Net premiums earned	$240,607	$67,852	$191,874	$130,694		$631,027	$247,122	$59,396	$201,549	$65,656		$573,723

Current year loss ratio	53.1%	7.3%	57.0%	74.6%		53.8%	66.0%	36.8%	68.3%	72.2%		64.4%
Prior accident years adjustments	-9.6%	-5.7%	-8.3%	-0.4%		-6.9%	-12.5%	-0.7%	-14.1%	-4.8%		-10.9%
Net loss ratio	43.5%	1.6%	48.7%	74.2%		46.9%	53.5%	36.1%	54.2%	67.4%		53.5%
Paid to incurred	92.2%	95.8%	89.2%	56.9%		79.7%	59.2%	0.4%	85.7%	114.6%		72.5%

	At or for the Six Months Ended
	June 30, 2017						June 30, 2016
	Validus Re	AlphaCat	Talbot	Western World	Eliminations	Total	Validus Re	AlphaCat	Talbot	Western World	Eliminations	Total
Gross reserves at period beginning	$1,116,753	$48,534	$1,301,517	$589,500	$(61,109)	$2,995,195	$1,146,869	$11,013	$1,302,635	$600,331	$(64,281)	$2,996,567
Losses recoverable	(98,005)	—	(306,038)	(87,487)	61,109	(430,421)	(36,055)	—	(293,662)	(85,150)	64,281	(350,586)
Net reserves at period beginning	1,018,748	48,534	995,479	502,013	—	2,564,774	1,110,814	11,013	1,008,973	515,181	—	2,645,981

Net reserves acquired	—	—	—	23,753	—	23,753	—	—	—	—	—	—

Incurred losses - current year	242,718	10,431	244,491	172,615	—	670,255	271,568	24,611	260,459	91,459	—	648,097
Change in prior accident years	(51,879)	(7,270)	(44,690)	(682)	—	(104,521)	(56,561)	(1,327)	(51,048)	(7,584)	—	(116,520)
Incurred losses	190,839	3,161	199,801	171,933	—	565,734	215,007	23,284	209,411	83,875	—	531,577

Foreign exchange	20,594	781	11,158	—	—	32,533	12,101	(65)	(18,130)	—	—	(6,094)

Paid losses - current year	(10,226)	—	(22,506)	(17,724)	—	(50,456)	(10,059)	—	(37,435)	(14,161)	—	(61,655)
Paid losses - prior years	(182,480)	(5,993)	(154,951)	(87,930)	—	(431,354)	(198,485)	(121)	(148,712)	(82,761)	—	(430,079)
Paid losses	(192,706)	(5,993)	(177,457)	(105,654)	—	(481,810)	(208,544)	(121)	(186,147)	(96,922)	—	(491,734)

Net reserves at period end	1,037,475	46,483	1,028,981	592,045	—	2,704,984	1,129,378	34,111	1,014,107	502,134	—	2,679,730
Losses recoverable	101,926	—	364,658	196,018	(62,395)	600,207	111,015	—	308,686	86,018	(62,732)	442,987
Gross reserves at period end	$1,139,401	$46,483	$1,393,639	$788,063	$(62,395)	$3,305,191	$1,240,393	$34,111	$1,322,793	$588,152	$(62,732)	$3,122,717

Net premiums earned	$459,019	$132,479	$386,939	$227,966		$1,206,403	$490,953	$118,542	$408,341	$127,155		$1,144,991

Current year loss ratio	52.9%	7.9%	63.1%	75.7%		55.6%	55.3%	20.7%	63.8%	72.0%		56.6%
Prior accident years adjustments	-11.3%	-5.5%	-11.5%	-0.3%		-8.7%	-11.5%	-1.1%	-12.5%	-6.0%		-10.2%
Net loss ratio	41.6%	2.4%	51.6%	75.4%		46.9%	43.8%	19.6%	51.3%	66.0%		46.4%
Paid to incurred	101.0%	189.6%	88.8%	61.5%		85.2%	97.0%	0.5%	88.9%	115.6%		92.5%

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	June 30, 2017				June 30, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Gross reserves at period beginning	$456,626	$322,912	$327,542	$1,107,080	$500,078	$332,430	$275,239	$1,107,747
Losses recoverable	(38,062)	(49,299)	(2,284)	(89,645)	(18,640)	(10,439)	(2,487)	(31,566)
Net reserves at period beginning	418,564	273,613	325,258	1,017,435	481,438	321,991	272,752	1,076,181

Incurred losses - current year	33,421	14,581	79,782	127,784	61,324	16,939	84,753	163,016
Change in prior accident years	(671)	(16,313)	(6,115)	(23,099)	(9,468)	(10,018)	(11,391)	(30,877)
Incurred losses	32,750	(1,732)	73,667	104,685	51,856	6,921	73,362	132,139

Foreign exchange	8,415	1,308	2,125	11,848	633	(560)	(785)	(712)

Paid losses - current year	(3,967)	(357)	(3,646)	(7,970)	(2,006)	(791)	(3,677)	(6,474)
Paid losses - prior years	(42,342)	(22,986)	(23,195)	(88,523)	(35,252)	(13,149)	(23,355)	(71,756)
Paid losses	(46,309)	(23,343)	(26,841)	(96,493)	(37,258)	(13,940)	(27,032)	(78,230)

Net reserves at period end	413,420	249,846	374,209	1,037,475	496,669	314,412	318,297	1,129,378
Losses recoverable	32,190	65,870	3,866	101,926	53,758	54,020	3,237	111,015
Gross reserves at period end	$445,610	$315,716	$378,075	$1,139,401	$550,427	$368,432	$321,534	$1,240,393

Net premiums earned	$95,384	$29,794	$115,429	$240,607	$105,228	$31,097	$110,797	$247,122

Current year loss ratio	35.0%	49.0%	69.1%	53.1%	58.3%	54.5%	76.5%	66.0%
Prior accident years adjustments	-0.7%	-54.8%	-5.3%	-9.6%	-9.0%	-32.2%	-10.3%	-12.5%
Net loss ratio	34.3%	-5.8%	63.8%	43.5%	49.3%	22.3%	66.2%	53.5%
Paid to incurred	141.4%	NM	36.4%	92.2%	71.8%	201.4%	36.8%	59.2%

	At or for the Six Months Ended
	June 30, 2017				June 30, 2016
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Gross reserves at period beginning	$464,719	$356,305	$295,729	$1,116,753	$556,204	$325,299	$265,366	$1,146,869
Losses recoverable	(42,873)	(52,970)	(2,162)	(98,005)	(23,109)	(8,993)	(3,953)	(36,055)
Net reserves at period beginning	421,846	303,335	293,567	1,018,748	533,095	316,306	261,413	1,110,814

Incurred losses - current year	61,279	30,981	150,458	242,718	80,914	33,795	156,859	271,568
Change in prior accident years	(4,242)	(31,742)	(15,895)	(51,879)	(32,300)	(6,463)	(17,798)	(56,561)
Incurred losses	57,037	(761)	134,563	190,839	48,614	27,332	139,061	215,007

Foreign exchange	16,584	1,696	2,314	20,594	11,939	32	130	12,101

Paid losses - current year	(4,222)	(796)	(5,208)	(10,226)	(2,268)	(1,024)	(6,767)	(10,059)
Paid losses - prior years	(77,825)	(53,628)	(51,027)	(182,480)	(94,711)	(28,234)	(75,540)	(198,485)
Paid losses	(82,047)	(54,424)	(56,235)	(192,706)	(96,979)	(29,258)	(82,307)	(208,544)

Net reserves at period end	413,420	249,846	374,209	1,037,475	496,669	314,412	318,297	1,129,378
Losses recoverable	32,190	65,870	3,866	101,926	53,758	54,020	3,237	111,015
Gross reserves at period end	$445,610	$315,716	$378,075	$1,139,401	$550,427	$368,432	$321,534	$1,240,393

Net premiums earned	$193,125	$53,669	$212,225	$459,019	$207,380	$65,968	$217,605	$490,953

Current year loss ratio	31.7%	57.7%	70.9%	52.9%	39.0%	51.2%	72.1%	55.3%
Prior accident years adjustments	-2.2%	-59.1%	-7.5%	-11.3%	-15.6%	-9.8%	-8.2%	-11.5%
Net loss ratio	29.5%	-1.4%	63.4%	41.6%	23.4%	41.4%	63.9%	43.8%
Paid to incurred	143.8%	NM	41.8%	101.0%	199.5%	107.0%	59.2%	97.0%
Notes:

(a)
Specialty includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and Accident & Health.

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	June 30, 2017				June 30, 2016
	Property (a)	Marine	Specialty (a)	Total	Property (a)	Marine	Specialty (a)	Total
Gross reserves at period beginning	$388,792	$477,727	$479,998	$1,346,517	$309,022	$533,378	$491,178	$1,333,578
Losses recoverable	(140,518)	(92,374)	(102,460)	(335,352)	(99,557)	(115,989)	(106,098)	(321,644)
Net reserves at period beginning	248,274	385,353	377,538	1,011,165	209,465	417,389	385,080	1,011,934

Incurred losses - current year	44,116	30,585	34,564	109,265	50,950	38,850	47,838	137,638
Change in prior accident years	(4,894)	(17,056)	6,074	(15,876)	(10,094)	(8,928)	(9,306)	(28,328)
Incurred losses	39,222	13,529	40,638	93,389	40,856	29,922	38,532	109,310

Foreign exchange	1,666	2,275	3,794	7,735	(1,864)	(4,403)	(7,200)	(13,467)

Paid losses - current year	(7,677)	(3,606)	(10,140)	(21,423)	(8,989)	(9,817)	(8,300)	(27,106)
Paid losses - prior years	(20,608)	(18,821)	(22,456)	(61,885)	(18,727)	(24,572)	(23,265)	(66,564)
Paid losses	(28,285)	(22,427)	(32,596)	(83,308)	(27,716)	(34,389)	(31,565)	(93,670)

Net reserves at period end	260,877	378,730	389,374	1,028,981	220,741	408,519	384,847	1,014,107
Losses recoverable	194,413	54,595	115,650	364,658	93,048	115,892	99,746	308,686
Gross reserves at period end	$455,290	$433,325	$505,024	$1,393,639	$313,789	$524,411	$484,593	$1,322,793

Net premiums earned	$57,741	$53,619	$80,514	$191,874	$54,859	$73,922	$72,768	$201,549

Current year loss ratio	76.4%	57.0%	43.0%	57.0%	92.9%	52.6%	65.8%	68.3%
Prior accident years adjustments	-8.5%	-31.8%	7.5%	-8.3%	-18.4%	-12.1%	-12.8%	-14.1%
Net loss ratio	67.9%	25.2%	50.5%	48.7%	74.5%	40.5%	53.0%	54.2%
Paid to incurred	72.1%	165.8%	80.2%	89.2%	67.8%	114.9%	81.9%	85.7%

	At or for the Six Months Ended
	June 30, 2017				June 30, 2016
	Property (a)	Marine	Specialty (a)	Total	Property (a)	Marine	Specialty (a)	Total
Gross reserves at period beginning	$334,525	$529,800	$437,192	$1,301,517	$328,526	$501,477	$472,632	$1,302,635
Losses recoverable	(93,774)	(125,677)	(86,587)	(306,038)	(109,502)	(95,494)	(88,666)	(293,662)
Net reserves at period beginning	240,751	404,123	350,605	995,479	219,024	405,983	383,966	1,008,973

Incurred losses - current year	88,362	63,369	92,760	244,491	84,851	81,993	93,615	260,459
Change in prior accident years	(11,228)	(33,052)	(410)	(44,690)	(28,540)	(5,964)	(16,544)	(51,048)
Incurred losses	77,134	30,317	92,350	199,801	56,311	76,029	77,071	209,411

Foreign exchange	2,404	3,237	5,517	11,158	(2,571)	(5,879)	(9,680)	(18,130)

Paid losses - current year	(8,136)	(3,663)	(10,707)	(22,506)	(9,914)	(17,982)	(9,539)	(37,435)
Paid losses - prior years	(51,276)	(55,284)	(48,391)	(154,951)	(42,109)	(49,632)	(56,971)	(148,712)
Paid losses	(59,412)	(58,947)	(59,098)	(177,457)	(52,023)	(67,614)	(66,510)	(186,147)

Net reserves at period end	260,877	378,730	389,374	1,028,981	220,741	408,519	384,847	1,014,107
Losses recoverable	194,413	54,595	115,650	364,658	93,048	115,892	99,746	308,686
Gross reserves at period end	$455,290	$433,325	$505,024	$1,393,639	$313,789	$524,411	$484,593	$1,322,793

Net premiums earned	$110,590	$117,434	$158,915	$386,939	$115,855	$143,793	$148,693	$408,341

Current year loss ratio	79.9%	53.9%	58.4%	63.1%	73.2%	57.0%	62.9%	63.8%
Prior accident years adjustments	-10.2%	-28.1%	-0.3%	-11.5%	-24.6%	-4.1%	-11.1%	-12.5%
Net loss ratio	69.7%	25.8%	58.1%	51.6%	48.6%	52.9%	51.8%	51.3%
Paid to incurred	77.0%	194.4%	64.0%	88.8%	92.4%	88.9%	86.3%	88.9%
Notes:

(a)
Property includes Downstream Energy and Power. Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	June 30, 2017				June 30, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Gross reserves at period beginning	$26,248	$570,358	$18,822	$615,428	$16,159	$577,197	$—	$593,356
Losses recoverable	(3,909)	(85,035)	—	(88,944)	(554)	(84,219)	—	(84,773)
Net reserves at period beginning	22,339	485,323	18,822	526,484	15,605	492,978	—	508,583

Net reserves acquired	—	—	23,753	23,753	—	—	—	—

Incurred losses - current year	12,333	40,358	44,780	97,471	11,758	35,629	—	47,387
Change in prior accident years	(479)	16	—	(463)	(1,582)	(1,576)	—	(3,158)
Incurred losses	11,854	40,374	44,780	97,008	10,176	34,053	—	44,229

Paid losses - current year	(9,444)	(3,921)	—	(13,365)	(10,082)	(2,220)	—	(12,302)
Paid losses - prior years	(2,449)	(39,386)	—	(41,835)	(1,705)	(36,671)	—	(38,376)
Paid losses	(11,893)	(43,307)	—	(55,200)	(11,787)	(38,891)	—	(50,678)

Net reserves at period end	22,300	482,390	87,355	592,045	13,994	488,140	—	502,134
Losses recoverable	2,841	83,400	109,777	196,018	241	85,777	—	86,018
Gross reserves at period end	$25,141	$565,790	$197,132	$788,063	$14,235	$573,917	$—	$588,152

Net premiums earned	$23,125	$57,525	$50,044	$130,694	$14,177	$51,479	$—	$65,656

Current year loss ratio	53.4%	70.2%	89.5%	74.6%	83.0%	69.2%	—%	72.2%
Prior accident years adjustments	-2.1%	—%	—%	-0.4%	-11.2%	-3.1%	—%	-4.8%
Net loss ratio	51.3%	70.2%	89.5%	74.2%	71.8%	66.1%	—%	67.4%
Paid to incurred	100.3%	107.3%	—%	56.9%	115.8%	114.2%	—%	114.6%

	At or for the Six Months Ended
	June 30, 2017				June 30, 2016
	Property	Liability (a)	Specialty (b)	Total	Property	Liability (a)	Specialty (b)	Total
Gross reserves at period beginning	$19,343	$570,157	$—	$589,500	$12,508	$587,823	$—	$600,331
Losses recoverable	(187)	(87,300)	—	(87,487)	(63)	(85,087)	—	(85,150)
Net reserves at period beginning	19,156	482,857	—	502,013	12,445	502,736	—	515,181

Net reserves acquired	—	—	23,753	23,753	—	—	—	—

Incurred losses - current year	29,881	79,132	63,602	172,615	21,254	70,205	—	91,459
Change in prior accident years	(3,302)	2,620	—	(682)	(2,023)	(5,561)	—	(7,584)
Incurred losses	26,579	81,752	63,602	171,933	19,231	64,644	—	83,875

Paid losses - current year	(13,141)	(4,583)	—	(17,724)	(11,393)	(2,768)	—	(14,161)
Paid losses - prior years	(10,294)	(77,636)	—	(87,930)	(6,289)	(76,472)	—	(82,761)
Paid losses	(23,435)	(82,219)	—	(105,654)	(17,682)	(79,240)	—	(96,922)

Net reserves at period end	22,300	482,390	87,355	592,045	13,994	488,140	—	502,134
Losses recoverable	2,841	83,400	109,777	196,018	241	85,777	—	86,018
Gross reserves at period end	$25,141	$565,790	$197,132	$788,063	$14,235	$573,917	$—	$588,152

Net premiums earned	$43,192	$113,944	$70,830	$227,966	$26,372	$100,783	$—	$127,155

Current year loss ratio	69.1%	69.4%	89.8%	75.7%	80.6%	69.6%	—%	72.0%
Prior accident years adjustments	-7.6%	2.3%	—%	-0.3%	-7.7%	-5.5%	—%	-6.0%
Net loss ratio	61.5%	71.7%	89.8%	75.4%	72.9%	64.1%	—%	66.0%
Paid to incurred	88.2%	100.6%	—%	61.5%	91.9%	122.6%	—%	115.6%
Notes:

(a)	Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

(b)	Specialty includes agriculture premiums written through CRS.

Validus Holdings, Ltd.
Analysis of Loss Ratios by Segment
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Six Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Validus Re Segment
Current period - excluding items below	50.0%	47.6%	47.5%	53.1%	45.7%	48.9%	45.1%
Current period - notable loss events	0.0%	0.0%	9.1%	0.0%	7.2%	0.0%	3.6%
Current period - non-notable loss events	3.1%	5.0%	0.0%	4.5%	13.1%	4.0%	6.6%
Change in prior accident years	(9.6)%	(13.2)%	(12.9)%	(14.5)%	(12.5)%	(11.3)%	(11.5)%
Net loss ratio	43.5%	39.4%	43.7%	43.1%	53.5%	41.6%	43.8%
AlphaCat Segment
Current period - excluding items below	7.3%	8.5%	3.3%	5.6%	14.2%	7.9%	9.4%
Current period - notable loss events	0.0%	0.0%	24.2%	1.5%	12.3%	0.0%	6.2%
Current period - non-notable loss events	0.0%	0.0%	0.2%	0.0%	10.3%	0.0%	5.1%
Change in prior accident years	(5.7)%	(5.3)%	(1.7)%	(0.4)%	(0.7)%	(5.5)%	(1.1)%
Net loss ratio	1.6%	3.2%	26.0%	6.7%	36.1%	2.4%	19.6%
Talbot Segment
Current period - excluding items below	57.0%	64.9%	62.6%	58.9%	58.0%	60.8%	58.7%
Current period - notable loss events	0.0%	0.0%	7.1%	0.0%	5.8%	0.0%	2.9%
Current period - non-notable loss events	0.0%	4.5%	0.1%	5.7%	4.5%	2.3%	2.2%
Change in prior accident years	(8.3)%	(14.8)%	(9.2)%	(9.4)%	(14.1)%	(11.5)%	(12.5)%
Net loss ratio	48.7%	54.6%	60.6%	55.2%	54.2%	51.6%	51.3%
Western World Segment (b)
Current period - excluding items below	74.6%	77.2%	68.3%	65.8%	71.2%	75.7%	71.5%
Current period - notable loss events	0.0%	0.0%	4.5%	0.0%	0.0%	0.0%	0.0%
Current period - non-notable loss events	0.0%	0.0%	0.1%	0.0%	1.0%	0.0%	0.5%
Change in prior accident years	(0.4)%	(0.2)%	(0.9)%	(1.2)%	(4.8)%	(0.3)%	(6.0)%
Net loss ratio	74.2%	77.0%	72.0%	64.6%	67.4%	75.4%	66.0%
Consolidated
Current period - excluding items below	52.6%	54.1%	49.8%	51.2%	49.6%	53.3%	49.2%
Current period - notable loss events	0.0%	0.0%	9.7%	0.2%	6.4%	0.0%	3.2%
Current period - non-notable loss events	1.2%	3.4%	0.1%	3.8%	8.4%	2.3%	4.2%
Change in prior accident years	(6.9)%	(10.6)%	(8.7)%	(9.4)%	(10.9)%	(8.7)%	(10.2)%
Net loss ratio	46.9%	46.9%	50.9%	45.8%	53.5%	46.9%	46.4%
Notes:

(a)
For disclosure purposes, only those loss events which aggregate to over $30.0 million on a consolidated basis (“notable loss events”) are disclosed separately in the Company’s analysis of loss ratios and also included in the reserve for notable loss events table in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  In addition, loss events which aggregate to over $15.0 million but less than $30.0 million on a consolidated basis (“non-notable loss events") are incorporated into the Company’s analysis of loss ratios. Net losses and loss expenses are net of reinsurance but not net of reinstatement premiums.

(b)
On May 1, 2017, the Company acquired all of the outstanding capital stock of CRS, a primary crop insurance MGA. For segmental reporting purposes, the results of CRS have been included as the Specialty line of business within the Western World segment as of the date of acquisition.

Validus Holdings, Ltd.
Consolidated Reinsurance Recoverable Analysis
(Expressed in thousands of U.S. Dollars, except share and per share information)

Consolidated Reinsurance Recoverable at June 30, 2017
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$521,027	81.9%	Munich Re	AA-	$96,997	15.2%
Other reinsurers' balances > $1 million	106,432	16.8%	Lloyd's Syndicates	A+	84,742	13.2%
Other reinsurers' balances < $1 million	8,423	1.3%	Fully collateralized reinsurers	NR	80,558	12.7%
Total	$635,882	100.0%	Swiss Re	AA-	77,928	12.3%
			Everest Re	A+	54,565	8.6%
			Hannover Re	AA-	48,037	7.6%
			Federal Crop Insurance Corporation	(c)	29,009	4.6%
			Transatlantic Re	A+	23,066	3.6%
			XL Catlin	A+	16,062	2.5%
			Helvetia Group	A	10,063	1.6%
			Total		$521,027	81.9%

Consolidated Reinsurance Recoverable at December 31, 2016
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$395,308	84.9%	Lloyd's Syndicates	A+	$84,419	18.2%
Other reinsurers' balances > $1 million	66,944	14.4%	Swiss Re	AA-	84,044	18.1%
Other reinsurers' balances < $1 million	3,416	0.7%	Fully collateralized reinsurers	NR	83,088	17.8%
Total	$465,668	100.0%	Hannover Re	AA-	50,603	10.9%
			Everest Re	A+	36,912	7.9%
			Munich Re	AA-	18,214	3.9%
			Transatlantic Re	A+	10,593	2.3%
			Hamilton Re	A-	10,343	2.2%
			Toa Re	A+	9,510	2.0%
			National Indemnity Company	AA+	7,582	1.6%
			Total		$395,308	84.9%
Notes:

(a)	Reinsurance Recoverable includes Loss Reserves Recoverable and Paid Losses Recoverable.

(b)	99.2% of Reinsurance Recoverable at June 30, 2017 were from reinsurers rated A- or better by internationally recognized rating agencies or were fully collateralized.

(c)
The Company participates in a crop reinsurance program sponsored by the U.S. federal government. The Company remains obligated for amounts ceded in the event that its reinsurers or retrocessionaires do not meet their obligations, except for amounts ceded to the U.S. federal government in the agriculture line of business.

Validus Holdings, Ltd.
Consolidated Investment Portfolio Composition and Net Investment Income
(Expressed in thousands of U.S. Dollars, except share and per share information)

Investment portfolio	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Managed investments, cash and cash equivalents and restricted cash
U.S. Government and Government Agency	$646,436	$718,025	$804,126	$837,546	$931,803
Non-U.S. Government and Government Agency	292,504	258,463	240,791	248,390	215,250
States, municipalities, political subdivision	227,949	229,129	271,830	283,361	285,412
Agency residential mortgage-backed securities	783,006	653,395	679,595	657,876	676,783
Non-Agency residential mortgage-backed securities	26,683	19,382	15,477	20,615	23,389
U.S. corporate	1,386,484	1,486,882	1,534,508	1,526,677	1,556,047
Non-U.S. corporate	379,480	397,989	410,227	431,632	364,406
Bank loans	552,901	567,012	570,399	587,537	597,062
Asset-backed securities	502,056	514,690	526,814	485,519	429,340
Commercial mortgage-backed securities	316,190	318,288	330,932	340,797	314,033
Total fixed maturities	5,113,689	5,163,255	5,384,699	5,419,950	5,393,525
Total short-term investments	255,516	232,955	228,386	197,803	189,628
Total other investments	448,618	443,004	405,712	394,695	359,526
Investment in investment affiliates	103,377	94,697	100,431	99,731	99,278
Cash and cash equivalents	796,476	619,810	415,419	439,192	500,000
Restricted cash	48,101	36,099	15,000	9,970	1,663
Total managed investments, cash and cash equivalents and restricted cash (a)	6,765,777	6,589,820	6,549,647	6,561,341	6,543,620
Non-managed investments, cash and cash equivalents and restricted cash
Catastrophe bonds	304,954	201,961	158,331	156,391	158,061
Short-term investments	2,615,837	2,552,271	2,567,784	2,283,603	2,180,026
Cash and cash equivalents	3,929	4,127	4,557	4,800	68,798
Restricted cash	146,938	56,448	55,956	103,078	94,359
Total non-managed investments, cash and cash equivalents and restricted cash (a)	3,071,658	2,814,807	2,786,628	2,547,872	2,501,244
Total investments, cash and cash equivalents and restricted cash	$9,837,435	$9,404,627	$9,336,275	$9,109,213	$9,044,864

	Three Months Ended					Six Months Ended
Net investment income	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Managed investments (a)
Fixed maturities and short-term investments	$31,312	$31,671	$29,875	$30,572	$30,621	$62,983	$58,638
Other investments	7,571	6,870	7,194	11,768	8,026	14,441	8,898
Cash and cash equivalents and restricted cash	616	610	803	891	380	1,226	1,245
Securities lending income	7	13	16	22	12	20	17
Total gross investment income	39,506	39,164	37,888	43,253	39,039	78,670	68,798
Investment expenses	(1,443)	(2,972)	(2,013)	(2,182)	(2,190)	(4,415)	(4,026)
Total managed net investment income	$38,063	$36,192	$35,875	$41,071	$36,849	$74,255	$64,772

Annualized effective investment yield - managed investments (b)	2.35%	2.27%	2.25%	2.58%	2.34%	2.31%	2.06%

Non-managed investments
Fixed maturities and short-term investments	$4,500	$3,060	$1,689	$1,970	$1,977	$7,560	$3,272
Cash and cash equivalents and restricted cash	1,678	962	589	473	431	2,640	674
Total non-managed net investment income	6,178	4,022	2,278	2,443	2,408	10,200	3,946
Total net investment income	$44,241	$40,214	$38,153	$43,514	$39,257	$84,455	$68,718
Notes:

(a)
Managed investments represent assets governed by the Company’s investment policy statement (“IPS”) whereas, non-managed investments represent assets held in support of consolidated AlphaCat variable interest entities which are not governed by the Company’s IPS.

(b)
Annualized investment yield is calculated by dividing net investment income by the average balance of the yield bearing assets managed by our portfolio managers (including funds of high grade structured products which are included in other investments, but excluding all other investments). Average assets for the three months ended is the average of the beginning and ending quarter end asset balances. Average assets for the six months ended is the average of the beginning, ending and intervening quarter end asset balances. Percentages for the quarter periods are annualized.

Validus Holdings, Ltd.
Consolidated Fixed Maturity Portfolio Credit Quality and Maturity Profile
(Expressed in thousands of U.S. Dollars, except share and per share information)

	June 30, 2017		December 31, 2016
Fixed maturities - Credit Quality	Fair Value	%	Fair Value	%
Managed fixed maturities
AAA	$2,318,254	42.8%	$2,405,597	43.4%
AA	463,060	8.5%	538,289	9.7%
A	1,009,366	18.6%	1,081,949	19.5%
BBB	703,563	13.0%	740,861	13.4%
Total investment grade managed fixed maturities	4,494,243	82.9%	4,766,696	86.0%
BB	229,023	4.2%	213,568	3.9%
B	176,743	3.3%	177,737	3.2%
CCC	11,114	0.2%	13,371	0.2%
NR	202,566	3.8%	213,327	3.8%
Total non-investment grade managed fixed maturities	619,446	11.5%	618,003	11.1%
Total managed fixed maturities	$5,113,689	94.4%	$5,384,699	97.1%

Non-managed catastrophe bonds
BB	28,177	0.4%	29,731	0.6%
B	2,781	0.1%	4,524	0.1%
NR	273,996	5.1%	124,076	2.2%
Total non-investment grade non-managed catastrophe bonds	304,954	5.6%	158,331	2.9%
Total fixed maturities	$5,418,643	100.0%	$5,543,030	100.0%

	June 30, 2017		December 31, 2016
Fixed maturities - Maturity Profile	Fair Value	%	Fair Value	%
Managed fixed maturities
Due in one year or less	$492,256	9.1%	$346,161	6.2%
Due after one year through five years	2,461,870	45.5%	2,933,146	52.9%
Due after five years through ten years	459,311	8.5%	426,647	7.7%
Due after ten years	72,317	1.3%	125,927	2.3%
	3,485,754	64.4%	3,831,881	69.1%
Asset-backed and mortgage backed securities	1,627,935	30.0%	1,552,818	28.0%
Total managed fixed maturities	5,113,689	94.4%	5,384,699	97.1%

Non-managed catastrophe bonds
Due in one year or less	32,441	0.6%	45,418	0.8%
Due after one year through five years	265,735	4.9%	111,656	2.1%
Due after five years through ten years	6,778	0.1%	1,257	0.0%
Due after ten years	—	0.0%	—	0.0%
Total non-managed catastrophe bonds	304,954	5.6%	158,331	2.9%
Total fixed maturities	$5,418,643	100.0%	$5,543,030	100.0%

Validus Holdings, Ltd.
Top Ten Exposures to Fixed Income Corporate Issuers
(Expressed in thousands of U.S. Dollars, except share and per share information)

	June 30, 2017
Issuer (a)	Fair Value (b)	S&P Rating (c)	% of Managed Investments, Cash and Cash Equivalents
JPMorgan Chase & Co	$57,817	BBB+	0.9%
Bank of America Corp	53,459	BBB+	0.8%
Morgan Stanley	51,656	BBB+	0.8%
Citigroup Inc	44,525	BBB+	0.7%
Wells Fargo & Company	43,374	A	0.6%
Goldman Sachs Group	43,289	BBB+	0.6%
Bank of New York Mellon Corp	33,048	A	0.5%
Anheuser-Busch Inbev NV	28,753	A-	0.4%
Capital One Financial Corporation	28,617	BBB+	0.4%
Verizon Communications Inc.	28,438	BBB+	0.4%
Total	$412,976		6.1%
Notes:

(a)	Issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

(b)
Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

(c)
Investment ratings are the median of Moody's, Standard & Poor's and Fitch, presented in Standard & Poor's equivalent rating. For investments where three ratings are unavailable, the lower of the ratings shall apply, presented in Standard & Poor's equivalent rating.

Validus Holdings, Ltd.
Capitalization
(Expressed in thousands of U.S. Dollars, except share and per share information)

Capitalization	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Senior Notes (a)	$245,463	$245,412	$245,362	$245,311	$245,261
Junior Subordinated Deferrable Debentures (JSDs) (a)	289,800	289,800	289,800	289,800	289,800
Flagstone Junior Subordinated Deferrable Debentures (JSDs) (a)	248,600	247,602	247,426	248,368	248,187
Total debt	$783,863	$782,814	$782,588	$783,479	$783,248

Redeemable noncontrolling interest	$1,251,660	$1,657,630	$1,528,001	$1,559,580	$1,532,283

Preferred shares, liquidation value (a)	$400,000	$150,000	$150,000	$150,000	$150,000
Ordinary shares, capital and surplus available to Validus common shareholders	3,831,355	3,784,329	3,711,507	3,738,712	3,734,438
Accumulated other comprehensive loss	(19,924)	(22,453)	(23,216)	(21,092)	(18,182)
Noncontrolling interest	415,658	330,597	165,977	222,996	212,154
Total shareholders' equity	$4,627,089	$4,242,473	$4,004,268	$4,090,616	$4,078,410

Total capitalization (b)	$6,662,612	$6,682,917	$6,314,857	$6,433,675	$6,393,941
Total capitalization available to Validus (c)	$4,995,294	$4,694,690	$4,620,879	$4,651,099	$4,649,504

Debt to total capitalization	11.8%	11.7%	12.4%	12.2%	12.2%
Debt (excluding JSDs) to total capitalization	3.7%	3.7%	3.9%	3.8%	3.8%
Debt to total capitalization available to Validus	15.7%	16.7%	16.9%	16.8%	16.8%
Debt (excluding JSDs) to total capitalization available to Validus	4.9%	5.2%	5.3%	5.3%	5.3%
Notes:

(a)
For further information regarding the Company's debt and preferred shares, refer to the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

(b)	Total capitalization equals total shareholders' equity plus redeemable noncontrolling interest, Senior Notes and Junior Subordinated Deferrable Debentures.

(c)	Total capitalization available to Validus equals total shareholders' equity less noncontrolling interests plus Senior Notes and Junior Subordinated Deferrable Debentures.

Validus Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses - As of July 1, 2017
(Expressed in thousands of U.S. Dollars, except share and per share information)

Probable Maximum Losses by Zone and Peril

		Consolidated (Validus Re, Talbot and Western World) Estimated Net Loss
Zones	Perils	20 year return period	50 year return period	100 year return period	250 year return period	Validus Re Net Maximum Zonal Aggregate (a)
United States	Hurricane	$241,418	$374,916	$602,067	$880,085	$1,741,815
California	Earthquake	69,137	197,186	275,120	384,570	1,439,656
Europe	Windstorm	84,967	198,704	263,619	441,666	1,202,636
Japan	Earthquake	54,903	117,396	212,654	271,174	796,085
Japan	Typhoon	69,899	143,518	229,285	263,211	730,086
Notes:

(a)	Validus Re net maximum zonal aggregate includes Validus share of AlphaCat limits, excludes Western World and the limits supported by the Funds at Lloyds ("FAL") provided by Validus Re.

Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries.  The estimates set forth above are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties  and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions.  These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models.  Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification.  The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

Validus Holdings, Ltd.
Estimated Exposures to Specified Loss Scenarios - As of January 1, 2017
(Expressed in thousands of U.S. Dollars, except share and per share information)

Consolidated (Validus Re, Talbot and Western World) Realistic Disaster Scenarios (RDS)

Type	Catastrophe Scenarios		Estimated Consolidated (Validus Re, Talbot and Western World) Net Loss	% of latest 12 Months Consolidated Net Premiums Earned
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	$207.9	9.0%
Marine	Major cruise vessel incident	US-owned cruise vessel sunk or severely damaged	133.3	5.8%
Marine	Marine collision	Fully laden tanker collides with a cruise vessel in US waters	85.4	3.7%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion	176.8	7.7%
Political Risks	Russia	The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices	69.7	3.0%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval	60.4	2.6%
Political Risks	Nigeria	Severe economic, political and social crisis in Nigeria leads to widespread civil unrest	58.1	2.5%
Political Risks	Middle East	US and Iran escalate into military confrontation; regional contagion	90.4	3.9%
Aviation	Aviation collision	Collision of two aircraft over a major city	89.7	3.9%
Satellite	Solar flare	Large single or sequence of proton flares results in loss to all satellites in synchronous orbit	41.3	1.8%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss	23.6	1.0%
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-tonne conventional bomb blast	62.1	2.7%
Terrorism	One World Trade Center	Lower Manhattan suffers a 2-tonne conventional bomb blast	19.1	0.8%
Liability	Professional lines	Failure or collapse of a major corporation	28.8	1.2%
Liability	Professional lines	UK pensions mis-selling	14.3	0.6%
Cyber	Major data security breach	Simultaneous cyber-attacks on organizations within one industrial sector; loss of customer data	61.3	2.7%

The Company has presented the Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyd's syndicates' including the Company's Talbot Syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios. Lloyd’s makes its updated Realistic Disaster Scenarios (RDS) guidance available to the market annually. The RDS scenario specification document for 2016 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/the-market/tools-and-resources/research/exposure-management/realistic-disaster-scenarios.

The Consolidated Net Premiums Earned used in the calculation represent the latest 12 months of net premiums earned up to June 30, 2017.

Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies.

A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company.